As filed with the Securities and Exchange Commission on October 25, 2010
Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

ING INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout. Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on November 24, 2010, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING MORGAN STANLEY GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-366-0066

December 9, 2010

Dear Variable Contract Owner/Plan Participant:

On behalf of the Board of Trustees (the “Board”) of ING Morgan Stanley Global Tactical Asset Allocation Portfolio (“Morgan Stanley Global Tactical Asset Allocation Portfolio”), a series of ING Investors Trust, we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Morgan Stanley Global Tactical Asset Allocation Portfolio, which is scheduled for 10:00 a.m., Local time, on January 11, 2011, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  At the Special Meeting, shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of Morgan Stanley Global Tactical Asset Allocation Portfolio with and into ING American Funds World Allocation Portfolio (“American Funds World Allocation Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”), a separate series of ING Investors Trust.  Each Portfolio is a member of the mutual fund group called the “ING Funds.”  On September 30, 2010, the Board reviewed and approved the Reorganization.

Shares of Morgan Stanley Global Tactical Asset Allocation Portfolio have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”). Your Insurance Company, as the legal owner of that separate account, and/or Qualified Plan has been asked to approve the Reorganization.  You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which Morgan Stanley Global Tactical Asset Allocation Portfolio serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of Morgan Stanley Global Tactical Asset Allocation Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan.  As such, this letter, the accompanying Notice, combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and voting instructions card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

The consummation of the Reorganization is subject to the approval of the Reorganization by shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio.  After the consummation of the Reorganization, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of ING American Funds World Allocation Portfolio.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in ING American Funds World Allocation Portfolio, which seeks to provide long term growth of capital.

AFTER CAREFUL CONSIDERATION, THE BOARD OF MORGAN STANLEY GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO APPROVED THE PROPOSED REORGANIZATION AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THE REORGANIZATION.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience.  Your vote is important regardless of the number of shares attributable to your Variable Contract and/or Qualified Plan.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and provide voting instructions.  It is important that your voting instructions be received no later than January 10, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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ING MORGAN STANLEY GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-366-0066

Notice of Special Meeting of Shareholders

of ING Morgan Stanley Global Tactical Asset Allocation Portfolio

Scheduled for January 11, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Morgan Stanley Global Tactical Asset Allocation Portfolio (“Morgan Stanley Global Tactical Asset Allocation Portfolio”) is scheduled for January 11, 2011, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)                                                    To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between Morgan Stanley Global Tactical Asset Allocation Portfolio and ING American Funds World Allocation Portfolio (“American Funds World Allocation Portfolio”), providing for the reorganization of Morgan Stanley Global Tactical Asset Allocation Portfolio with and into American Funds World Allocation Portfolio; and

(2)                                                    To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record of Class S of Morgan Stanley Global Tactical Asset Allocation Portfolio as of the close of business on November 2, 2010, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof.  As a shareholder of Class S shares, your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Morgan Stanley Global Tactical Asset Allocation Portfolio, or by voting in person at the Special Meeting.

By Order of the Board of Directors

Huey P. Falgout, Jr.
Secretary

December 9, 2010

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PROXY STATEMENT/PROSPECTUS

December 9, 2010

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY	3
The Proposed Reorganization	3
Voting Information	4

COMPARISON OF FEES AND EXPENSES	5

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	7

COMPARISON OF PORTFOLIO CHARACTERISTICS	8

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS	9

COMPARISON OF PORTFOLIO PERFORMANCE	14

INFORMATION ABOUT THE REORGANIZATION	17
The Reorganization Agreement	17
Reasons for the Reorganization	17
Board Considerations	18
Portfolio Transitioning	18
Tax Considerations	19
Expenses of the Reorganization	19
Future Allocation of Premiums	19

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	20
Form of Organization	20
Advisers and Sub-Advisers	20
Management Fees	21
Sub-Adviser Fees	22
Expense Limitation Arrangements	22
Distributor	22
Distribution and Service Fees	22
Administration Fees	23
Dividends, Distributions and Taxes	23
Key Differences in the Rights of the Portfolios’ Shareholders	23
Capitalization	24

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	25
Solicitation of Proxies	25
Voting Rights	25
Other Matters to Come Before the Special Meeting	26
Shareholder Proposals	26

APPENDICES
Appendix A - Agreement and Plan of Reorganization	A-1
Appendix B - More Information About the Asset Allocation Process and Investments in the Underlying Funds	B-1
Appendix C – Additional Information Regarding ING American Funds World Allocation Portfolio	C-1
Appendix D — Security Ownership of Certain Beneficial and Record Owners	D-1

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PROXY STATEMENT/PROSPECTUS

December 9, 2010

PROXY STATEMENT FOR:

ING MORGAN STANLEY GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

(A Series of ING Investors Trust)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-366-0066

PROSPECTUS FOR:

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

(A Series of ING Investors Trust)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-366-0066

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a special meeting of shareholders (the “Special Meeting”) of ING Morgan Stanley Global Tactical Asset Allocation Portfolio (“Morgan Stanley Global Tactical Asset Allocation Portfolio”) scheduled for January 11, 2011, at which shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio will vote on the proposed reorganization (the “Reorganization”) of Morgan Stanley Global Tactical Asset Allocation Portfolio with and into ING American Funds World Allocation Portfolio (“American Funds World Allocation Portfolio”) (each of a “Portfolio” and collectively the “Portfolios”). This Proxy Statement/Prospectus, a Notice of the Special Meeting and the proxy card are being mailed to shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio on or about December 9, 2010.

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) that are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” and collectively, “Variable Contracts”).  Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  The Qualified Plan or Participating Insurance Company that uses a Portfolio as an investment option is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Plan Participants and Variable Contract owners.  As such and for ease of reference throughout the Proxy Statement/Prospectus, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolios.

Because you, as a shareholder of Morgan Stanley Global Tactical Asset Allocation Portfolio, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately have an interest in shares of American Funds World Allocation Portfolio, this Proxy Statement also serves as a Prospectus for American Funds World Allocation Portfolio.  American Funds World Allocation Portfolio is a diversified, open-end management investment company, which seeks long-term growth of capital.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated December 9, 2010, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Class S Prospectus for Morgan Stanley Global Tactical Asset Allocation Portfolio, dated April 30, 2010 and incorporated herein by reference (File No. 033-23512); and the Prospectus for American Funds World Allocation Portfolio dated April 30, 2010 (File No. 033-23512). Each Portfolio’s SAI, dated April 30, 2010, (File No. 033-23512) is also incorporated herein by reference.  Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information.  Each Portfolio’s annual report, dated December 31, 2009, and the unaudited semi-annual report, dated June 30, 2010, (File No. 811-05629) are incorporated herein by reference.

For a copy of the current prospectus, SAI, annual report and unaudited semi-annual report for any of the Portfolios without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-366-0066.  You can also visit the ING Funds’ website at www.ingfunds.com for additional information about the Portfolios, including the annual and semi-annual reports.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

At a meeting held on September 30, 2010, the Board of Trustees (the “Board”) of Morgan Stanley Global Tactical Asset Allocation Portfolio approved the Reorganization Agreement and recommends that shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio approve the Reorganization.  Morgan Stanley Global Tactical Asset Allocation Portfolio offers two classes of shares: Class ADV and Class S; however Class ADV shares of Morgan Stanley Global Tactical Asset Allocation Portfolio are expected to be liquidated prior to the Reorganization and, therefore, are not expected to participate in the Reorganization.   Shares of the American Funds World Allocation Portfolio are not currently divided by class.

Subject to shareholder approval, the Reorganization is expected to be effective on January 22, 2011, or such other date as the parties may agree (the “Closing Date”).  Immediately after the closing of the Reorganization, each Class S shareholder of Morgan Stanley Global Tactical Asset Allocation Portfolio will hold shares of the American Funds World Allocation Portfolio having an aggregate value equal to the aggregate value of the shares of Morgan Stanley Global Tactical Asset Allocation Portfolio held by that shareholder as of the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  Morgan Stanley Global Tactical Asset Allocation Portfolio’s investment objective is similar to that of American Funds World Allocation Portfolio after the Reorganization.  Morgan Stanley Global Tactical Asset Allocation Portfolio seeks to provide capital appreciation over time, while American Funds World Allocation Portfolio seeks to provide long-term growth of capital;

•                  Both Morgan Stanley Global Tactical Asset Allocation Portfolio and American Funds World Allocation Portfolio are advised by Directed Services, LLC (“DSL” or the “Adviser”); Morgan Stanley Global Tactical Asset Allocation Portfolio is sub-advised by Morgan Stanley Investment Management Inc. (“MSIM” or the “Sub-Adviser”), while American Funds World Allocation Portfolio does not have a sub-adviser;

•                  Morgan Stanley Global Tactical Asset Allocation Portfolio directly invests in portfolio securities, while American Funds World Allocation Portfolio invests in a combination of other mutual funds (“Underlying Funds”);

•                  Both Portfolios have investment exposure to a mix of global (i.e. U.S. and international) equity and fixed income investments, either directly in the case of Morgan Stanley Global Tactical Asset Allocation Portfolio or through investments in Underlying Funds in the case of American Funds World Allocation Portfolio.

•                  Under normal conditions, Morgan Stanley Global Tactical Asset Allocation Portfolio invests in a diversified mix of global equity and global fixed-income investments and money market instruments and may invest up to 15% of its assets in asset classes not included in the Portfolio’s benchmark, which is a composite index comprised of 65% Morgan Stanley Capital International World IndexSM, 30% Barclays Capital U.S. Government/Credit Bond Index, and 5% Citigroup 3-Month T-Bill Index, while American Funds World Allocation Portfolio’s current approximate Target Allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: equity securities - 70%; and fixed-income securities - 30%;

•                  As of July 31, 2010 American Funds World Allocation Portfolio had approximately $124.1 million in net assets and was larger than Morgan Stanley Global Tactical Asset Allocation Portfolio, which had approximately $57.3 million in net assets.

•                  The gross expense ratio for American Funds World Allocation Portfolio is lower than that of Morgan Stanley Global Tactical Asset Allocation Portfolio, and due to DSL’s expense limitation side letter agreement with American Funds World Allocation Portfolio that will be in effect through at least May 1, 2012, pending the approval of the Reorganization, the net expense ratio of American Funds World Allocation Portfolio after the Reorganization will be the same as that of Morgan Stanley Global Tactical Asset Allocation Portfolio;

•                  If shareholders approve the Reorganization, immediately prior to the Closing Date of the Reorganization, MSIM, as sub-adviser to Morgan Stanley Global Tactical Asset Allocation Portfolio, will be instructed to implement a transition strategy, under which it is expected to sell all of its portfolio securities, and Morgan Stanley Global Tactical Asset Allocation Portfolio will transmit the proceeds of these sales to American Funds World Allocation Portfolio, as discussed in “Portfolio Transitioning” on page 18.  In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process.  Sales and purchases as a result of the portfolio transitioning would result in increased transaction costs, which would be borne by DSL or its affiliate, and result in the realization of taxable gains or losses for either or both Portfolios;

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Morgan Stanley Global Tactical Asset Allocation Portfolio nor its shareholders, nor American Funds World Allocation Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Voting Information

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of Morgan Stanley Global Tactical Asset Allocation Portfolio.  The Qualified Plans and Participating Insurance Companies will vote Morgan Stanley Global Tactical Asset Allocation Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.  Morgan Stanley Global Tactical Asset Allocation Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as the Portfolio’s shareholders in determining whether a quorum at any shareholder meeting of the Portfolio is present.

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of Morgan Stanley Global Tactical Asset Allocation Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of Morgan Stanley Global Tactical Asset Allocation Portfolio are present in person or represented by proxy, or (b) more than 50% of the outstanding voting securities of Morgan Stanley Global Tactical Asset Allocation Portfolio.

The holders of 30% of the outstanding shares of Morgan Stanley Global Tactical Asset Allocation Portfolio present in person or by proxy shall constitute a quorum at any meeting of the shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio.  A majority of the shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given, unless the adjournment is more than 120 days after the record date or, if after the adjournment, a new record date is fixed.    Because a significant percentage of Morgan Stanley Global Tactical Asset Allocation Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

AFTER CAREFUL CONSIDERATION, THE BOARD OF MORGAN STANLEY GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO APPROVED THE REORGANIZATION AND RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

COMPARISON OF FEES AND EXPENSES

The following table compares the expenses of each of the Portfolios.  Expenses of the Portfolios are based upon the operating expenses incurred for the six months ended June 30, 2010, as adjusted for contractual changes, if any, and fee waivers to which DSL, the investment adviser to each Portfolio, has agreed. Pro forma expenses are the estimated expenses of American Funds World Allocation Portfolio, after giving effect to the Reorganization.  Your Variable Contract is a contract between you and the issuing Participating Insurance Company.  Neither Portfolio is a party to that Variable Contract.  The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract.  The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.  The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

Annual Portfolio Operating Expenses(1)

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	Morgan Stanley Global Tactical Asset Allocation Portfolio (Class S)(2)	American Funds World Allocation Portfolio(2)	Pro Forma – After the Reorganization - American Funds World Allocation Portfolio(2)

Management Fees	0.75%	0.10%	0.10%
Distribution (12b-1) and Shareholder Services Fees	0.25%	0.60%	0.60%
Administrative Services Fees	0.10%	0.10%	0.10%
Other Expenses	0.28%	0.02%	0.04%
Acquired Fund Fees and Expenses(1)	0.03%	0.49%	0.49%
Total Annual Portfolio Operating Expenses(3)	1.41%	1.31%	1.33%
Waivers and Reimbursement(4)	-0.20%	-0.03%	-0.12	%(5)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.21%	1.28%	1.21%

(1)         The Acquired (Underlying) Funds Fees and Expenses as of December 31, 2009 are estimated based on a weighted average of fees and expenses of the acquired funds in which Morgan Stanley Global Tactical Asset Allocation Portfolio invests or the Underlying Funds in which American Funds World Allocation Portfolio invests. The amount of fees and expenses of the acquired funds/Underlying Funds borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular acquired funds/Underlying Funds.

(2)         The fiscal year end for each Portfolio is December 31.

(3)         Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include acquired fund fees and expenses.

(4)         The Adviser is contractually obligated to limit expenses to 1.18% for Morgan Stanley Global Tactical Asset Allocation Portfolio and 0.79% for American Funds World Allocation Portfolio through May 1, 2011; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(5)         The Adviser has agreed to enter into an expense limitation side letter agreement to limit expenses of American Funds World Allocation Portfolio to not more than 1.21%, which is the net expense ratio of Class S shares of Morgan Stanley Global Tactical Asset Allocation Portfolio immediately prior to the Reorganization.  This expense limitation side letter agreement will be in effect through at least May 1, 2012, and there is no assurance that it will remain in effect after that date.

Examples.  The following examples are intended to help you compare the cost of investing in each Portfolio and compare these costs with the cost of investing in other mutual funds. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same.  The 5% return is an assumption and is not intended to portray past or future investment results.  Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

Morgan Stanley Global Tactical Asset Allocation Portfolio (Class S)(1)

1 Year	3 Years	5 Years	10 Years
$123	$427	$752	$1,674

American Funds World Allocation Portfolio(1)

1 Year	3 Years	5 Years	10 Years
$130	$412	$715	$1,576

Estimated American Funds World Allocation Portfolio: Pro forma: The Portfolios Combined(2)

1 Year	3 Years	5 Years	10 Years
$123	$410	$717	$1,591

(1)         The examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.

Comparison of Investment Objectives and Principal Investment Strategies

The following table summarizes the investment objectives, principal investment strategies and management differences, if any, between the Portfolios.  The table describes the investment objectives and strategies of American Funds World Allocation Portfolio both prior to and after the Reorganization.

	Morgan Stanley Global Tactical Asset Allocation Portfolio	American Funds World Allocation Portfolio

Investment Objective	The Portfolio seeks capital appreciation over time.	The Portfolio seeks long-term growth of capital.

Principal Investment Strategies

•      Under normal market conditions, the Portfolio invests in a diversified mix of global equity and global fixed-income investments and money market instruments. The Portfolio may also invest up to 15% of its assets in asset classes not included in the Portfolio’s benchmark (“Opportunistic Investments”). The Portfolio’s benchmark is a composite comprised of 65% Morgan Stanley Capital International World IndexSM, 30% Barclays Capital U.S. Government/Credit Bond Index, and 5% Citigroup 3-Month T-Bill Index. The securities in which the Portfolio invests may be denominated in U.S. dollars or in currencies other than U.S. dollars. This global strategy invests in multiple asset classes, countries, sectors, currencies and Opportunistic Investments.

•      The Sub-Adviser seeks to add value from multiple market inefficiencies through a combination of quantitative and fundamental analysis. The investment process follows a hierarchy of top-down decision making by assessing the relative attractiveness of global asset classes and within each asset class, assessing the relative attractiveness of regions and countries. The Sub-Adviser also utilizes a sector selection process within the U.S. and European regions and takes active currency exposures after analyzing the relative attractiveness of currencies.

•      The Portfolio will invest in global asset classes either via cash market instruments or through derivatives, including futures, options, forwards, collateralized mortgage obligations, swaps, and options on swaps. The Portfolio may invest in securities of other open- and closed-end investment companies, including those for which the Sub-Adviser or its affiliates acts as investment adviser, exchange-traded funds and unregistered investment funds, including hedge funds, to the extent permitted under the1940 Act.

•      The Portfolio may also invest up to 15% of its assets in Opportunistic Investments including but not restricted to commodity-linked derivatives, non-U.S. fixed-income securities, high-yield, lower-grade debt securities (commonly referred to as “junk bonds”), Treasury Inflation Protected Securities, emerging market equity and debt securities and global real

•      The Portfolio invests in a combination of Underlying Funds that invest in U.S. stocks, international stocks, U.S. bonds and other fixed-income investments.

•      The Portfolio’s current approximate Target Allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: equity securities - 70%; and fixed-income securities - 30%. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

•      Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities; and domestic and international real estate stocks, including real estate investment trusts.

•      Fixed-income securities in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long- and short-term bonds; high-yield bonds (commonly referred to as “junk bonds”); and treasury inflation protected securities.

•      The Portfolio’s actual allocation between equities and fixed-income securities is generally within a range of plus or minus 10% of the Portfolio’s Target Allocation. The Portfolio intends to rebalance at least quarterly to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation.

•      The Adviser may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), Target Allocations or other investment policies without prior approval of shareholders as it determines

	Morgan Stanley Global Tactical Asset Allocation Portfolio	American Funds World Allocation Portfolio

estate investment trusts.

•      The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

•      The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

necessary to pursue its stated investment objective.

Investment Adviser	DSL	DSL

Sub-Adviser	MSIM	N/A

Portfolio Managers	Francine J. Bovich and Henry McVey	Asset Allocation Committee: William A. Evans, CFA Heather Hackett, CFA Paul Zemsky, CFA

As you can see from the chart above, upon the consummation of the Reorganization, Morgan Stanley Global Tactical Asset Allocation Portfolio will be merged into American Funds World Allocation Portfolio that will have different investment objective and strategies than Morgan Stanley Global Tactical Asset Allocation Portfolio.  Morgan Stanley Global Tactical Asset Allocation Portfolio’s investment objective is similar to American Funds World Allocation Portfolio’s new investment objective.  While Morgan Stanley Global Tactical Asset Allocation Portfolio invests directly in securities (such as stocks and bonds), American Funds World Allocation Portfolio invests in Underlying Funds that in turn invest different types of securities.  Morgan Stanley Global Tactical Asset Allocation Portfolio invests directly, and American Funds World Allocation Portfolio invests indirectly (through Underlying Funds), in different asset classes, including, without limitation: (i) U.S. stocks, (ii) international stocks, (iii) U.S. bonds and (iv) other fixed-income investments.  Under normal conditions, Morgan Stanley Global Tactical Asset Allocation Portfolio invests in a diversified mix of global equity and global fixed-income investments and money market instruments and may also invest up to 15% of its assets in asset classes not included in the Portfolio’s benchmark, while American Funds World Allocation Portfolio’s current approximate Target Allocations (expressed as a percentage of its net assets) among the Underlying Funds are 70% in equity securities and 30% in fixed-income securities.  Morgan Stanley Global Tactical Asset Allocation Portfolio’s principal investment strategies permit it to lend portfolio securities, while American Funds World Allocation Portfolio’s principal investment strategies do not permit securities lending.

For more information regarding American Funds World Allocation Portfolio and its asset allocation process and investments in the Underlying Funds, please refer to Appendices B and C.

Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios

The following summarizes and compares the principal investment techniques and risks of investing in Morgan Stanley Global Tactical Asset Allocation Portfolio, and American Funds World Allocation Portfolio.  The value of each Portfolio’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in the Portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio’s shares.  The fact that a risk is not listed as a principal risk in a Portfolio’s prospectus does not necessarily mean that shareholders of that Portfolio are not subject to that risk.  You may lose money on your investment in either Portfolio.

Because the Portfolios have similar investment objectives and hold directly or indirectly some similar investments, the Portfolios have many similar principal risks.  American Funds World Allocation Portfolio is subject to the risks of Underlying Funds in which the Portfolio invests.  For ease of reference, the unless otherwise noted, the risks listed for American Funds World Allocation Portfolio are the risks of the Underlying Funds in which American Funds World Allocation Portfolio may invest.

Principal Risks	Morgan Stanley Global Tactical Asset Allocation Portfolio	American Funds World Allocation Portfolio
Asset Allocation to Underlying Funds		X
Allocation among Different Asset Classes	X	X
Call		X
Commodities	X	X
Company	X	X
Credit	X	X
Currency	X	X
Derivative Instruments	X
Foreign Investments/Developing and Emerging Markets	X	X
High-Yield, Lower-Grade Debt Securities	X	X
Inflation-Indexed Bonds	X	X
Investment Model	X
Interest Rate	X	X
Liquidity	X	X
Market	X	X
Market Capitalization		X
Other Investment Companies	X	X
Real Estate Companies and Real Estate Investment Trusts	X	X
Securities Lending	X
U.S. Government Securities and Obligations	X	X

Asset Allocation to Underlying Funds.  Assets of American Funds World Allocation Portfolio will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Allocation among Different Asset Classes.  The success of Morgan Stanley Global Tactical Asset Allocation Portfolio’s strategy depends on the Sub-Adviser’s skill in allocating portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that a Morgan Stanley Global Tactical Asset Allocation Portfolio may allocate assets to an asset class that underperforms other asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities. The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency.  To the extent that a portfolio invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Foreign Investments/Developing and Emerging Markets.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities. Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

Inflation Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Investment Model.  The adviser’s or sub-adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Interest Rate.  With bonds and other debt securities, a rise in interest rates generally causes values to fall. Falling interest rates will cause the income of bonds and other debt securities to decline over time. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the Underlying Fund.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an equity index. The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A portfolio’s purchase of shares of an ING Money Market Fund will result in the portfolio paying a proportionate share of the expenses of the ING Money Market Fund. A portfolio’s adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the portfolio invests resulting from the portfolio’s investment into the ING Money Market Fund.

To seek to achieve a return on uninvested cash or for other reasons, a fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A fund’s purchase of shares of an ING Money Market Fund will result in the fund paying a proportionate share of the expenses of the ING Money Market Fund. A fund’s adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the fund invests resulting from the fund’s investment into the ING Money Market Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”). Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses, in addition to terrorist attacks, war or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner. To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral. A portfolio retains its custodian to serve as its securities lending agent for these activities. When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

COMPARISON OF PORTFOLIO PERFORMANCE

Set forth below is the performance information for each Portfolio. The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of Class S shares of Morgan Stanley Global Tactical Asset Allocation Portfolio and the shares of American Funds World Allocation Portfolio since inception and by comparing each Portfolio’s performance to that of broad-based securities market indexes.  The bar charts show the performance of each Portfolio from the date of its inception.  Past performance (before and after taxes) is not necessarily an indication of how the Portfolios will perform in the future.

Morgan Stanley Global Tactical Asset Allocation Portfolio(1)(2)

Calendar Year-by-Year Returns (%)

Best quarter: 3rd 2009, 11.78% and Worst quarter: 1st 2009, (8.84)%

(1)                                 Class S shares commenced operations on September 17, 2008.

(2)                                 These figures are for the year ended December 31 of each year.  They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

American Funds World Allocation Portfolio(1)(2)

Calendar Year-by-Year Returns (%)

Calendar Year Total Returns (as of December 31 of each year)

Best quarter: 2nd 2009, 17.44% and Worst quarter: 1st 2009, (3.49)%

(1)                               American Funds World Allocation Portfolio commenced operations on September 17, 2008.

(2)                                 These figures are for the year ended December 31 of each year.  They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

Average Annual Total Return

(For the periods ended December 31, 2009)

	1 Year	5 Years or Since Inception		10 Years	Inception Date
Morgan Stanley Global Tactical Asset Allocation Portfolio
Class S %	16.00	(0.19)		N/A	09/17/08
MSCI World IndexSM (1)%	29.99	1.35	(2)	N/A	—
Barclays Capital U.S. Government/Credit Bond Index(3)%	4.52	8.89	(2)	N/A	—
Citigroup 3-Month T-Bill Index(3)%	0.16	0.33	(2)	N/A	—
65% MSCI World IndexSM1/30% Barclays Capital U.S. Government/Credit Bond Index/5% Citigroup 3-Month T-Bill Index Composite(3)%	18.52	3.25	(2)	N/A	—
American Funds World Allocation Portfolio
Performance %	34.73	6.37		N/A	09/29/08
BCAB Index(3)%	5.93	8.54	(2)	N/A	—
MSCI ACW IndexSM(1)%	34.63	3.59	(2)	N/A	—
70% MSCI ACW IndexSM(1)/30% BCAB Index(3) Composite %	25.93	5.93	(2)	N/A	—

(1)            The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)            Reflects index performance since the date closest to the class’ inception for which data is available.

(3)            The index returns do not reflect deductions for fees, expenses, or taxes.

Additional information about American Funds World Allocation Portfolio is included in Appendices B and C to this Proxy Statement/Prospectus.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of Morgan Stanley Global Tactical Asset Allocation Portfolio in exchange for shares of beneficial interest of American Funds World Allocation Portfolio and the assumption by American Funds World Allocation Portfolio of Morgan Stanley Global Tactical Asset Allocation Portfolio’s liabilities, as set forth in Morgan Stanley Global Tactical Asset Allocation Portfolio’s Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of American Funds World Allocation Portfolio to shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio, as provided for in the Reorganization Agreement.  Morgan Stanley Global Tactical Asset Allocation Portfolio will then be liquidated.

Each Class S shareholder of Morgan Stanley Global Tactical Asset Allocation Portfolio will hold, immediately after the Closing Date, shares of American Funds World Allocation Portfolio having an aggregate value equal to the aggregate value of the shares of Morgan Stanley Global Tactical Asset Allocation Portfolio held by that shareholder as of the Closing Date.  In the interest of economy and convenience, shares of American Funds World Allocation Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.  As mentioned above, the Class ADV shares of Morgan Stanley Global Tactical Asset Allocation Portfolio are expected to be liquidated prior to the Reorganization, and therefore are not expected to participate in the Reorganization.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio.  The Reorganization Agreement also requires that each Portfolio take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization would be one of several reorganizations that have taken place among various ING Funds.  The ING Fund complex has grown in recent years through the addition of many funds.  Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies.  The reorganizations are designed to reduce the overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds.  DSL also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with larger asset bases and greater prospects for long-term viability.  This is expected to provide greater investment opportunities for each surviving fund and the potential to take larger portfolio positions.

The Reorganization was presented for consideration to, and was approved by, the Board of the Portfolios at a meeting held on September 30, 2010.  The Trustees of each Portfolio, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of such Portfolio, determined that the interests of the shareholders of such Portfolio will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of such Portfolio and its shareholders.  Both Portfolios are governed by the same Board.

Board Considerations

The Board of Morgan Stanley Global Tactical Asset Allocation Portfolio, in recommending the proposed Reorganization, considered a number of factors, including the following:

•                  the small size of Morgan Stanley Global Tactical Asset Allocation Portfolio and management’s belief that there is limited opportunity for growth in assets, raising questions about the long-term viability of Morgan Stanley Global Tactical Asset Allocation Portfolio;

•                  management’s explanation of potential alternative mutual funds that could have served as the surviving mutual fund;

•                  that pending shareholder approval of the Reorganization, DSL has agreed to enter into an expense limitation side letter agreement to limit the net expense ratio of American Funds World Allocation Portfolio through May 1, 2012 to 1.21%, which is the current net expense ratio of Class S shares of Morgan Stanley Global Tactical Asset Allocation Portfolio;

•                  the investment performance of the Portfolios relative to their respective benchmarks and to each other;

•                  the terms and conditions of the Reorganization Agreement;

•                  that if the Reorganization is approved by shareholders, prior to the Closing Date, all of the holdings of Morgan Stanley Global Tactical Asset Allocation Portfolio will be sold and proceeds of such sales are expected to be transferred to American Funds World Allocation Portfolio during the Reorganization, and that American Funds World Allocation Portfolio may use these proceeds to purchase Underlying Fund shares, as described more fully in “Portfolio Transitioning” below;

•                  that all expenses relating to obtaining shareholder approval and the preparation of any filings with the SEC and all portfolio transitioning costs incurred by the Portfolios will be borne by DSL (or an affiliate);

•                  the tax consequences of the Reorganization to Morgan Stanley Global Tactical Asset Allocation Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and

•                  that the interests of existing shareholders of either Portfolio will not be diluted as a result of the Reorganization.

The Board of Morgan Stanley Global Tactical Asset Allocation Portfolio recommends that shareholders approve the Reorganization.

Portfolio Transitioning

If shareholders approve the Reorganization, MSIM, as the Sub-Adviser to Morgan Stanley Global Tactical Asset Allocation Portfolio, will be instructed to sell all of Morgan Stanley Global Tactical Asset Allocation Portfolio’s holdings immediately prior to the Closing Date.  The proceeds of such sales are expected to be transferred to American Funds World Allocation Portfolio in connection with the Reorganization.  After the Closing Date of the Reorganization, American Funds World Allocation Portfolio may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process.  The purchases of Underlying Fund shares by American Funds World Allocation Portfolio immediately after the Reorganization also is expected to result in significant buy transactions by Underlying Funds in which American Funds World Allocation Portfolio invests or wishes to invest.  Such purchases by American Funds World Allocation Portfolio and the Underlying Funds, as well as the sales of portfolio securities by Morgan Stanley Global Tactical Asset Allocation Portfolio, may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Portfolios.  Sales and purchases by the Portfolios and the Underlying Funds would also result in the realization of taxable gains or losses for either or both Portfolios.

Sales of portfolio holdings by Morgan Stanley Global Tactical Asset Allocation Portfolio prior to the Closing Date would result in transactional costs, which would be borne by DSL or its affiliate.  It is expected that there would be no transactional costs as a result of American Funds World Allocation Portfolio’s purchases of Underlying Fund shares after the Closing Date; however, the Underlying Funds’ subsequent purchases would result in transactional costs, a part of which are ultimately borne by shareholders of American Funds World Allocation Portfolio.

Shareholders should review the discussion in “Tax Considerations” below and consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither Morgan Stanley Global Tactical Asset Allocation Portfolio nor its shareholders, nor American Funds World Allocation Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.  As a condition to the closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, Morgan Stanley Global Tactical Asset Allocation Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Expenses of the Reorganization

The Reorganization Expenses will be borne by DSL (or an affiliate).  These expenses include, but are not limited to, the costs associated with the preparation of any necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Future Allocation of Premiums

Shares of Morgan Stanley Global Tactical Asset Allocation Portfolio have been purchased at the direction of Variable Contract owners by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to Morgan Stanley Global Tactical Asset Allocation Portfolio will be allocated to Morgan Stanley Global Tactical Asset Allocation Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

Each Portfolio is organized as a separate series of ING Investors Trust (“IIT”), an open-end management investment company organized as a Massachusetts business trust.  IIT is governed by a Board of Trustees consisting of ten members.  For more information on the history of IIT, see the Portfolios’ SAI

Adviser

DSL, a Delaware limited liability company, serves as the adviser to the Portfolios.  DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolio and potential termination of the Portfolio’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2009, DSL managed approximately $38.3 billion in registered investment company assets.

The Asset Allocation Committee for American Funds World Allocation Portfolio

An Asset Allocation Committee of the Adviser reviews the allocation of American Funds World Allocation Portfolio’s assets. The members of the Asset Allocation Committee are: William A. Evans, Paul Zemsky, and Heather Hackett.

William A. Evans, CFA, Senior Vice President and Committee Member, ING IM’s Mutual Fund Advisory Group, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

Heather Hackett, CFA, Vice President, and Portfolio Manager, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a Portfolio Specialist supporting the International Equity and Asset Allocation teams. Most recently, Ms. Hackett was an analyst in the Consulting Group of Smith Barney. Earlier in her career, she was a registered associate with Schroder & Co.

Paul Zemsky, CFA, Portfolio Manager, is the head of ING IM’s Multi-Asset Strategies & Solutions Group. He joined ING IM in 2005 as Head of Derivative Strategies. Prior to assuming his role at ING IM, Mr. Zemsky spent 18 years at J.P. Morgan Investment Management, where he held a number of key positions, including having responsibility for asset allocation for the firm’s fixed-income business and handling option trading in both the exchange-traded and over-the-counter markets.

Additional Information Regarding Members of the Asset Allocation Committee

The SAI provides additional information about each Asset Allocation Committee member’s compensation, other accounts managed by each committee member and each committee member’s ownership of securities in the Portfolio.

Sub-Adviser for Morgan Stanley Global Tactical Asset Allocation Portfolio

DSL has engaged MSIM as the Sub-Adviser to Morgan Stanley Global Tactical Asset Allocation Portfolio to provide the day-to-day management of Morgan Stanley Global Tactical Asset Allocation Portfolio.  DSL acts as a ‘‘manager-of-managers’’ for Morgan Stanley Global Tactical Asset Allocation Portfolio. DSL delegates to the MSIM the responsibility for investment management, subject to the DSL’s oversight. DSL is responsible for monitoring the investment program and performance of the sub-adviser of Morgan Stanley Global Tactical Asset Allocation Portfolio.

DSL has not appointed, and currently does not intend to appoint, a sub-adviser for American Funds World Allocation Portfolio.  However, DSL may act as a “manager-of-manager” for American Funds World Allocation Portfolio and may engage one or more sub-advisers to provide day to day management of American Funds World Allocation Portfolio.  DSL may delegate to a sub-adviser the responsibility for investment management, subject to DSL’s oversight.  DSL would be responsible for monitoring the investment program and performance of any sub-adviser of American Funds World Allocation Portfolio.

From time to time, DSL may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board.  It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser.  In this event, the names of the Portfolios and their investment strategies may also change.

Under the terms of Morgan Stanley Global Tactical Asset Allocation Portfolio’s sub-advisory agreement with MSIM, the agreement can be terminated by DSL, MSIM or Morgan Stanley Global Tactical Asset Allocation Portfolio’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL may assume day-to-day investment management of Morgan Stanley Global Tactical Asset Allocation Portfolio.

MSIM is a registered investment adviser and is a direct subsidiary of Morgan Stanley. The principal address of MSIM is 522 Fifth Avenue, New York, New York 10036. As of December 31, 2009, MSIM, including its affiliated asset management companies, managed assets of approximately $395.3 billion.

MSIM has entered into a sub-advisory agreement whereby MSIM may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited, an affiliated investment adviser located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

The following individuals jointly share responsibility for the day-to-day management of Morgan Stanley Global Tactical Asset Allocation Portfolio.

Francine J. Bovich, Managing Director, is the head of the global tactical asset allocation strategy. Ms. Bovich joined Van Kampen, then a subsidiary of Morgan Stanley, in 1993 and has 33 years of investment experience.

Henry McVey, Managing Director, rejoined Morgan Stanley in 2009 as a managing director and Head of the Global Macro and Asset Allocation team. Prior to returning to the firm, he was a portfolio manager for the Fortress Drawbridge Global Macro Fund from September 2007 to May 2009. Mr. McVey also worked as the Chief U.S. Investment Strategist for Morgan Stanley from 2004 to 2007.

For information regarding the basis for the Board’s approval of portfolio management relationships, please refer to each Portfolio’s annual shareholder report dated December 31, 2009.

Adviser Fees

Each Portfolio pays its investment adviser, DSL, a management fee, payable monthly, based on the average daily net assets of the Portfolio.  Because the American Funds World Allocation Portfolio invests primarily in Underlying Funds, the Portfolio also pays a proportionate share of the expenses of those Underlying Funds, including the Underlying Fund’s management fees.  The following table shows the aggregate annual management fees paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees (As a Percentage of Daily Net Assets)
Morgan Stanley Global Tactical Asset Allocation Portfolio	0.750% on the first $500 million; and 0.725% on assets in excess of $500 million.
American Funds World Allocation Portfolio	0.10%

If shareholders approve the Reorganization, American Funds World Allocation Portfolio will pay the same management fee currently in place for American Funds World Allocation Portfolio.  For more information regarding the management fees, please see the Portfolios’ SAI, dated April 30, 2010.

Sub-Adviser Fees (For Morgan Stanley Global Tactical Asset Allocation Portfolio Only)

DSL pays MSIM, the Sub-Adviser to Morgan Stanley Global Tactical Asset Allocation Portfolio, a sub-advisory fee, payable monthly, based on the Portfolio’s average daily net assets managed by the Sub-Adviser.  The following table shows the aggregate annual sub-advisory fee paid by DSL to MSIM:

Portfolio	Sub-Adviser Fees (As a Percentage of Daily Net Assets)
Morgan Stanley Global Tactical Asset Allocation Portfolio	0.45% on the first $500 million; and 0.40% thereafter

For more information regarding Morgan Stanley Global Tactical Asset Allocation Portfolio’s sub-advisory fees, please see the Portfolio’s SAI, dated September 30, 2009.   DSL does not pay any sub-advisory fee for American Funds World Allocation Portfolio because American Funds World Allocation Portfolio does not currently have, and after the Reorganization is not expected to have, any sub-adviser.

Distributor

ING Investments Distributor, LLC (“IID” or “Distributor”), whose address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, is the principal distributor for the Portfolios and is a member of the FINRA.

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Distribution and Service Fees

American Funds World Allocation Portfolio has a Distribution Plan (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Distribution Plan, payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the shares of the Portfolio. Under the Distribution Plan, the Portfolio makes payments to the Distributor, which are at an annual rate of 0.35% of the American Funds World Allocation Portfolio’s daily net assets. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class S shares of Morgan Stanley Global Tactical Asset Allocation Portfolio and the shares of American Funds World Allocation Portfolio have a Shareholder Service Plan. Under the Shareholder Service Plan, payments are made to the Distributor for shareholder services provided by securities dealers (including the Distributor) and other financial intermediaries and plan administrators. Under the Shareholder Services Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets.

Administration Fees

Morgan Stanley Global Tactical Asset Allocation Portfolio and American Funds World Allocation Portfolio each pay ING Funds Services, LLC (“IFS”) an annual administration fee equal to 0.10% of each respective Portfolio’s average daily net assets.  If shareholders approve the Reorganization, American Funds World Allocation Portfolio will continue to pay an annual administration fee of 0.10% of the Portfolio’s average daily net assets.

Expense Limitation Arrangements

DSL has entered into a written expense limitation agreement with each Portfolio, under which it will limit expenses of the Portfolio, subject to possible recoupment by DSL within three years.  The expense limitation agreements exclude interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses.  Each expense limitation agreement is contractual and shall renew automatically for a one-year term, unless DSL provides written notice of termination within ninety (90) days of the end of the then current term or upon termination of the investment management agreement.

Pursuant to the expense limitation agreement for Morgan Stanley Global Tactical Asset Allocation Portfolio, the Adviser is contractually obligated to limit expenses for Class S shares of the Portfolio to 1.18% through May 1, 2011.

Pursuant to the expense limitation agreement for American Funds World Allocation Portfolio, the Adviser is contractually obligated to limit expenses to 0.79% through at least May 1, 2011.    In addition, the Adviser has agreed to enter into an expense limitation side letter agreement to limit expenses of American Funds World Allocation Portfolio to not more than 1.21%, which is the net expense ratio of Class S shares of Morgan Stanley Global Tactical Asset Allocation Portfolio immediately prior to the Reorganization, including acquired fund fees and expenses.  This expense limitation side letter agreement will be in effect through at least May 1, 2012, and there is no assurance that it will remain in effect after that date.

Dividends, Distributions and Taxes

Each Portfolio distributes to its Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, substantially all its net investment income and net capital gains, if any, each year.  Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-Chapter M of the Code.  As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed.  It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to Participating Insurance Company Separate Accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you.  Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios.  You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

If the Reorganization Agreement is approved by Morgan Stanley Global Tactical Asset Allocation Portfolio’s shareholders, then as soon as practicable before the Closing Date, Morgan Stanley Global Tactical Asset Allocation Portfolio will pay Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Key Differences in the Rights of Morgan Stanley Global Tactical Asset Allocation Portfolio’s Shareholders and American Funds World Allocation Portfolio’s Shareholders

Each Portfolio is organized as a separate series of IIT, a Massachusetts business trust, which is governed by a Declaration of Trust and Bylaws.  Consequently, there are no differences in the rights of shareholders of each Portfolio.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2010, and on a pro forma basis as of June 30, 2010, giving effect to the Reorganization:

	Morgan Stanley Global Tactical Asset Allocation Portfolio	American Funds World Allocation Portfolio	Adjustments		American Funds World Allocation Portfolio Pro forma

Net Assets	N/A	117,224,008	51,966,098	(1)	169,190,106
Net Asset Value Per Share	N/A	$10.31			$10.31
Shares Outstanding	N/A	11,373,184	5,040,359	(2)	16,413,543

Net Assets	66,966,098	N/A	(66,966,098)		—
Net Asset Value Per Share	$9.04	N/A			—
Shares Outstanding	7,407,275	N/A	(7,407,275)		—

(1)         Reflects adjustment for Class S seed money of $15 million being repatriated prior to merger.

(2)         Reflects new shares issued, net of retired shares of ING Morgan Stanley Global Tactical Allocation Portfolio. (Calculation: Net Assets + NAV per share).

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting. Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about December 9, 2010.  In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Morgan Stanley Global Tactical Asset Allocation Portfolio a written revocation or duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Morgan Stanley Global Tactical Asset Allocation Portfolio that may be presented at the Special Meeting.

Voting Rights

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and Participating Insurance Companies will vote Morgan Stanley Global Tactical Asset Allocation Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.  Morgan Stanley Global Tactical Asset Allocation Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as the Portfolio’s shareholders in determining whether a quorum is present.

Each shareholder of Morgan Stanley Global Tactical Asset Allocation Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

Only shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio at the close of business on November 2, 2010 (the “Record Date”) will be entitled to be present and give voting instructions for Morgan Stanley Global Tactical Asset Allocation Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on January 10, 2010.  As of the Record Date, the following shares of beneficial interest of Morgan Stanley Global Tactical Asset Allocation Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class S

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of Morgan Stanley Global Tactical Asset Allocation Portfolio present or represented at the meeting, provided that more than 50% of the outstanding voting securities of Morgan Stanley Global Tactical Asset Allocation Portfolio are present in person or represented by proxy at the Special Meeting, or (ii) more than 50% of the outstanding voting securities of Morgan Stanley Global Tactical Asset Allocation Portfolio.

The holders of 30% of the outstanding shares of Morgan Stanley Global Tactical Asset Allocation Portfolio present in person or by proxy shall constitute a quorum at any meeting of the shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio.  A majority of the shareholders of Morgan Stanley Global Tactical Asset Allocation Portfolio present in person or proxy may adjourn the meeting of Morgan Stanley Global Tactical Asset Allocation Portfolio (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless, if after the adjournment, a new record date is fixed.  Because a significant percentage of Morgan Stanley Global Tactical Asset Allocation Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

If a shareholder of Morgan Stanley Global Tactical Asset Allocation Portfolio abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter.  For this reason, an abstention or broker non-vote will have the effect of a vote against a proposal.

Where Variable Contract owners fail to give instructions as to how to vote their shares, the Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners who voted.  The effect of proportional voting is that if a large number of Variable Contract owners fail to give voting instructions, a small number of Variable Contract owners may determine the outcome of the vote.

[To the knowledge of DSL, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of any Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of each Portfolio.]  Appendix D hereto lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of any class of the Portfolios.

Other Matters to Come Before the Special Meeting

IIT does not know of any matters to be presented at the Special Meeting other than the proposal described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

IIT is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Morgan Stanley Global Tactical Asset Allocation Portfolio’s management.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Huey P. Falgout, Jr.
Secretary

December 9, 2010

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 30th day of September, 2010, by ING Investors Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (“ING Investors”), on behalf of ING American Funds World Allocation Portfolio (the “Acquiring Portfolio”) and ING Morgan Stanley Global Tactical Asset Allocation Portfolio (the “Acquired Portfolio”), each a separate series of ING Investors.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of Class S of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of Class S shares of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Trustees of ING Investors has determined that the exchange of all of the assets of Class S of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of ING Investors, on behalf of the Acquired Portfolio, has determined that it is in the best interests of the Acquired Portfolio and its Class ADV shareholders to liquidate and dissolve Class ADV shares immediately prior to the Reorganization, in accordance with applicable Massachusetts and federal law, ING Investors’ Declaration of Trust, including, but not limited to, Section 11.2 thereof.

WHEREAS, the Board of Trustees of ING Investors has determined that the exchange of all of the assets of Class S the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF CLASS S OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1. Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to Class S, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2 and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.         The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.         The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1.  On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.         Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class S shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1and (ii) will completely liquidate.  Such distribution and liquidation will be accomplished, with respect to Class S of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of the Acquired Portfolio’s Class S shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of Acquiring Portfolio Shares to be so credited to Class S Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Class S Acquired Portfolio shares owned by such shareholders on the Closing Date.  All issued and outstanding Class S Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class S shares of the Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing Acquiring Portfolio Shares in connection with such exchange.

1.5.         Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.         Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.             VALUATION

2.1.         The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.2.         The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.3.         The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined by dividing the value of the net assets with respect to the Class S shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4.         All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.             CLOSING AND CLOSING DATE

3.1.         The Closing Date shall be January 21, 2011, or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.         The Acquired Portfolio shall direct the Bank of New York Mellon Corporation, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.         The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class S shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.         In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Trustees of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.              REPRESENTATIONS AND WARRANTIES

4.1.         Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of ING Investors, ING Investors, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a)       The Acquired Portfolio is duly organized as a series of ING Investors, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under ING Investors’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       ING Investors is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used since inception to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)        The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Investors’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Investors, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Investors, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)       All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)       Except as otherwise disclosed in writing to and accepted by ING Investors, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  ING Investors, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)        The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)        Since December 31, 2009, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)       On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(m)      All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of ING Investors, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)       The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)       The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.         Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of ING Investors, ING Investors, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a)       The Acquiring Portfolio is duly organized as a series of ING Investors, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under ING Investors’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       ING Investors is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used since inception to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)        The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Investors’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Investors, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Investors, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)       Except as otherwise disclosed in writing to and accepted by ING Investors, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ING Investors, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  ING Investors, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2009 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)        Since December 31, 2009, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(l)            All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ING Investors and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)          The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of ING Investors, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)           The information to be furnished by ING Investors for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.          The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in

compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

5.8.          The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          ING Investors, on behalf of the Acquired Portfolio, covenants that ING Investors will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ING Investors, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) ING Investors’, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio’s Shares to be delivered hereunder, and (b) ING Investors’, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of ING Investors, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at ING Investors’ election, to the performance by ING Investors, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of ING Investors, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          ING Investors, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of ING Investors, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Portfolio shall reasonably request;

6.3.          ING Investors, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Investors, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of ING Investors, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at ING Investors’ election, to the performance by ING Investors, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of ING Investors, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          ING Investors shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of ING Investors;

7.3.          ING Investors, on behalf of the Acquired Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of ING Investors, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request;

7.4.          ING Investors, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Investors, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.          The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to ING Investors, on behalf of the Acquired Portfolio, or ING Investors, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.          The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of ING Investors’ Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio.  Notwithstanding anything herein to the contrary, neither ING Investors, on behalf of the Acquiring Portfolio, nor ING Investors, on behalf of the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

8.2.          On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ING Investors to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.          The parties shall have received the opinion of Dechert LLP addressed to ING Investors substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of ING Investors.  Notwithstanding anything herein to the contrary, neither the Acquiring Portfolio nor the Acquired Portfolio may waive the condition set forth in this paragraph 8.5.

9.              BROKERAGE FEES AND EXPENSES

9.1.          ING Investors, on behalf of the Acquired Portfolio and on behalf of the Acquiring Portfolio, represents and warrants other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.          ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.        ING Investors has not made any representation, warranty or covenant, on behalf of either the Acquired Portfolio or the Acquiring Portfolio, as the case may be, not set forth herein and that this Agreement constitutes the entire agreement between the Acquiring Portfolio and Acquired Portfolio with respect to this Reorganization.

10.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before April 30, 2011, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.          AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ING Investors; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by ING Investors pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.          NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey P. Falgout Jr., in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Jeffrey S. Puretz.

14.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of ING Investors personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as the case may be, as provided in the Declaration of Trust of ING Investors.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING INVESTORS TRUST on behalf of its

ING Morgan Stanley Global Tactical Asset Allocation Portfolio series

By:	/s/ Kimberly A. Anderson

Name:	Kimberly A. Anderson

Title:	Senior Vice President

ING INVESTORS TRUST on behalf of its

ING American Funds World Allocation Portfolio series

By:	/s/ Todd Modic

Name:	Todd Modic

Title:	Senior Vice President

APPENDIX B

More Information About the Asset Allocation Process and Investments in the Underlying Funds

More on the Asset Allocation Process

As described earlier in this Proxy Statement/Prospectus, DSL, the Adviser of ING American Funds World Allocation Portfolio (the “Fund”), invests the assets of the Portfolio in a combination of other mutual funds (the “Underlying Funds”) that in turn invest in varying degrees, among several classes of equity securities and fixed-income securities, including U.S. government and money market instruments.

The Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. The Adviser determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds (“Target Allocations”).

Periodically, based upon a variety of quantitative and qualitative factors, the Adviser uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

(i)             the investment objective of the Portfolio and each of the Underlying Funds;

(ii)          economic and market forecasts;

(iii)       proprietary and third-party reports and analysis;

(iv)      the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

(v)         the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, the Portfolio’s actual allocations will vary somewhat from the Target Allocations, although the percentages generally will remain within the specified ranges. The Adviser or the Asset Allocation Committee may invest in the Underlying Funds so that the Portfolio’s actual allocation between equities and fixed-income securities is generally within a range of plus or minus 10% of the Portfolio’s Target Allocation. Actual allocation may be different from the Target Allocations because of, for example, change to the Underlying Funds’ asset values due to market movements. If changes are made, those changes will be reflected in the Prospectus as it may be amended or supplemented from time to time. However, it may take some time to fully implement the changes. The Adviser will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

The Adviser may rebalance the Portfolio on a periodic basis to attain the Target Allocations. In addition, the Adviser monitors variances from the Target Allocations. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio’s current cash reserves, the Adviser may determine to purchase additional shares or redeem shares of Underlying Funds to rebalance the Portfolio’s holdings of Underlying Funds to bring them more closely in line with the Portfolio’s Target Allocations. If the Adviser believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

Asset Allocation is no Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, the Adviser’s allocation of the Portfolio’s assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among funds and markets based on judgments made by the Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio’s or Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio and to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds may have a sub-adviser that is affiliated with the Adviser, while others do not. DSL may also subsidize the expenses of some of the Underlying Funds, but does not subsidize others. Further, DSL may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to DSL or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than the Portfolio.

DSL has developed an investment process using an Investment Committee that it believes will ensure the Portfolio is managed in the best interests of the shareholders of the Portfolio. Nonetheless, investors bear the risk that DSL’ allocation decisions may be affected by its conflicts of interest.

Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolio will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES ASSET ALLOCATION FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: High total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

Main Investments: May invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States, and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt securities, rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Ratings Services or unrated but determined to be of equivalent quality (“junk bonds”). The fund will vary its mix of equity securities, debt securities and money market instruments. Under normal conditions the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2009, the fund was approximately 70% invested in equity securities, 23% invested in debt securities and 7% invested in money market instruments. The proportion of equities, debt and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

Main Risks: Asset allocation, call, company, credit, currency, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, and U.S. government securities and obligations.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES BLUE CHIP INCOME AND GROWTH FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Main Investments: Invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500® Index. The fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund will invest, under normal market conditions, at least 90% of equity assets in the stocks of companies in business for five or more years (including predecessor companies) at least 90% of equity assets in the stocks of companies that pay regular dividends, and at least 90% its equity in the stocks of companies whose debt securities are rated at least investment-grade.

Main Risks: Company, market, and market capitalization.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES BOND FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Maximize current income and preserve capital.

Main Investments: Invests at least 80% of its assets in bonds and other debt securities. The fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Ratings Services or unrated by determined to be of equivalent quality (“junk bonds”). The fund may invest in debt securities of issuers domiciled outside the United States. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks.

Main Risks: Call, company, convertible securities, credit, currency, foreign investments, high-yield securities, interest rate, liquidity, market, and U.S. government securities and obligations.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES CASH MANAGEMENT FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Provide opportunity to earn income on cash reserves while preserving capital and maintaining liquidity.

Main Investments: Invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, savings association obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes. The value of these securities held by the fund may be affected by changing interest rates and by changes in credit ratings of the securities. These securities may have credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the fund to experience a loss and may affect its share price. In addition, the fund may invest in securities issued by entities domiciled outside the United States and Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the United States and Canada. These securities may be affected by unfavorable political, economic or governmental developments that could affect the repayment of principal or the payment of interest. Securities of U.S. issuers with substantial operations outside the United States may also be subject to similar risks.

Main Risks: Credit, foreign investments, interest rate, liquidity, mortgage-related securities, and U.S. government securities and obligations.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES GLOBAL BOND FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Provide, over the long term, a high level of total return as is consistent with prudent management, by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

Main Investments: Invests primarily in debt securities of governmental, supranational, and corporate issuers denominated in various currencies, including U.S. dollars. The fund’s debt obligations consist substantially of investment-grade bonds. The fund may also invest in lower quality, higher-yielding debt securities commonly known as “junk-bonds.” The fund invests in foreign investments including issuers domiciled in developing countries. The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the value of other currencies relative to the U.S. dollar. The fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

Main Risks: Credit, currency, foreign investments/developing and emerging markets, high-yield securities, interest rate, issuer non-diversification, and liquidity.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES GLOBAL DISCOVERY FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Make investments grow over time by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. Providing current income is a secondary consideration.

Main Investments: May invest a significant portion of its assets in issuers based outside the United States. The fund may also invest in securities of issuers in developing countries. Companies in the services and information areas include, for example, those involved in the fields of telecommunications, computer systems and software, the Internet, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation.

Main Risks: Call, company, credit, currency, focused investing, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, and market.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES GLOBAL GROWTH AND INCOME FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Make investments grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.

Main Investments: Invests primarily in stocks of well-established companies located around the world. The fund is designed for investors seeking both capital appreciation and income. Under normal circumstances, the fund invests a significant portion of its assets in securities of issuers domiciled outside the United States. The fund may also invest in issuers in developing countries. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

Main Risks: Company, foreign investments/developing and emerging markets, growth investing, liquidity, manager, market, and market capitalization.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES GLOBAL GROWTH FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Make investments grow over time by investing primarily in common stocks of companies located around the world.

Main Investments: Invests primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. The fund may invest a portion of its assets in common stocks and other securities in countries with developing economies and/or markets. Investors in the fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

Main Risks: Company, foreign investments/developing and emerging markets, growth investing, liquidity, market, and market capitalization.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES GLOBAL SMALL CAPITALIZATION FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Make investments grow over time by investing primarily in stocks of smaller companies located around the world.

Main Investments: Invests at least 80% of its assets in equity securities of companies with small market capitalizations (defined as those with market capitalizations of $3.5 billion or less), measured at the time of purchase. However, the fund’s holdings of small-capitalization stocks may fall below the 80% threshold due to subsequent market action. Under normal circumstances, the fund invests a significant portion of its assets outside the United States.

Main Risks: Company, foreign investments/developing and emerging markets, liquidity, market, and small-capitalization company.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES GROWTH FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Make investments grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

Main Investments: Invests in common stocks of companies that appear to offer superior opportunities for capital growth. The fund may invest in the securities of issuers representing a broad range of market capitalization. The fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada.

Main Risks: Company, foreign investments/developing and emerging markets, growth investing, liquidity, market, and market capitalization.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES GROWTH-INCOME FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Make investments grow and provide you with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Main Investments: Invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

Main Risks: Company, foreign investments/developing and emerging markets, growth investing, investment by other funds, liquidity, market, and market capitalization.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES HIGH-INCOME BOND FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities.

Main Investments: Invests primarily in higher yielding and generally lower quality debt securities, rated Ba1 or below by Moody’s Investors Service, Inc. or BB+ or below by Standard & Poor’s Ratings Services or unrated but determined to be of equivalent quality (“junk bonds”). In response to recent disruptions in the market for lower quality debt securities, the fund’s investment adviser expects that, from time to time, it may be prudent for the fund to hold a larger percentage of its assets in cash and higher rated debt securities for temporary defensive purposes. The fund may also invest up to 25% of its assets in securities domiciled outside of the United States. Normally, the fund invests at least 80% of its assets in bonds and other debt securities. The fund may also invest up to 20% of its assets in equity securities such as common and preferred stocks and convertible securities.

Main Risks: Call, company, convertible securities, credit, currency, foreign investments, high-yield securities, interest rate, liquidity, and market.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES INTERNATIONAL FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Make investments grow over time by investing primarily in common stocks of companies located outside the United States.

Main Investments: Invests primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

Main Risks: Company, foreign investments/developing and emerging markets, liquidity, market, and market capitalization.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES INTERNATIONAL GROWTH AND INCOME FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Long-term growth of capital while providing current income.

Main Investments: Invests primarily in stocks of larger, well-established companies domiciled outside the United States, including countries with developing economies and/or markets. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. The fund may also hold cash and money market instruments.

Main Risks: Company, credit, foreign investments/developing and emerging markets, growth investing, liquidity, market, market capitalization, and U.S. government securities and obligations.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE SERIES NEW WORLD FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Make investments grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Main Investments: Invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determined that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, primarily based on qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in non-qualified developing countries.

Main Risks: Call, company, convertible securities, credit, foreign investments/developing and emerging markets, high-yield securities, interest rate, issuer non-diversification, liquidity, market, market capitalization, and U.S. government securities and obligations.

UNDERLYING FUND: AMERICAN FUNDS INSURANCE U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

Investment Adviser: Capital Research and Management Company

Investment Objective: Provide a high level of current income, as well as to preserve capital.

Main Investments: Invest at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt securities that are rated Aaa by Moody’s Investors Service, Inc. or AAA by Standard & Poor’s Ratings Services or unrated but determined to be of equivalent quality. The fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuers. Such securities may include mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and are neither issued nor guaranteed by the U.S. Treasury.

Main Risks: Call, credit, interest rate, liquidity, mortgage-related securities, and U.S. government securities and obligations.

Appendix C

ADDITIONAL INFORMATION REGARDING ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO (THE “PORTFOLIO”)

SHAREHOLDER GUIDE

About Your Investment

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Frequent Trading — Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio is primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that the Portfolio determines not to be in the best interest of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

How Shares are Priced

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Underlying Funds’ adviser or sub-adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair pricing and the effect of fair pricing.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on the ING Funds’ website on a month-end basis and makes it available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the previous calendar month (e.g., the Portfolio will post the month ending June 30 holdings on July 11). The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

Manager-of-Managers Structure

The Adviser may engage one or more sub-advisers to provide the day-to-day management of the Portfolio’s portfolio. The Adviser has not appointed, and does not intend to appoint, a sub-adviser for the Portfolio.

The Adviser may act as a ‘‘manager-of-manager’’ for the Portfolio and may engage one or more sub-advisers to provide day to day management of the Portfolio. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. the Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolio.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio’s Board. It is not expected that the Adviser would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolio and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change.

The Adviser has not appointed, and does not intend to appoint, a sub-adviser for the Portfolio.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of April 30, 2010, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31.  The Portfolio will send financial statements to its shareholders at least semi-annually.  An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

Dividends and Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s dividends may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

Index Descriptions

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

The Morgan Stanley Capital International All Country World (“MSCI ACW”) IndexSM Ex-U.S. is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The Morgan Stanley Capital International (“MSCI”) World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

The Barclays Capital U.S. Government/Credit Bond Index is a broad market-weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities.

The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING American Funds World Allocation Portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2010, which are unaudited.

Selected data for a share of beneficial interest outstanding throughout each year or period.

Income (loss)
from
		investment														Supplemental
		operations				Less distributions						Ratios to average net assets				data
										Net			Expenses net
				Net						asset			of fee
	Net asset			realized						value,			waivers			Net
	value,	Net		and			From	From		end of			and/or		Net	assets,
	beginning	investment		unrealized	Total from	From net	net	return		year			recoupments,		investment	end of	Portfolio
Year or	of year or	income		gain	investment	investment	realized	of	Total	or	Total	Expenses before	if	Expenses net of all	income	year or	turnover
period	period	(loss)		(loss)	operations	income	gains	capital	distributions	period	Return(1)	reductions/additions(2)(3)(4)	any(2)(3)(4)	reductions/additions(2)(3)(4)	(loss)(2)(3)(4)	period	rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING American Funds World Allocation Portfolio
06-30-10	10.75	0.02	*	(0.46)	(0.44)	—	—	—	—	10.31	(4.09)	0.82	0.79	0.79	0.37	117,224	7
12-31-09	8.02	0.20	*	2.58	2.78	0.05	—	—	0.05	10.75	34.73	0.91	0.79	0.79	2.13	103,212	28
09-29-08(5) - 12-31-08	10.00	0.43	*	(2.41)	(1.98)	—	—	—	—	8.02	(19.80)	4.56	0.79	0.79	22.00	13,124	7

(1)              Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)          Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)          Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)          Commencement of operations.

*                 Calculated using average number of shares outstanding throughout the period.

APPENDIX D

Security Ownership of Certain Beneficial and Record Owners

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of November 2, 2010:

ING Morgan Stanley Global Tactical Asset Allocation Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

ING American Funds World Allocation Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on November 2, 2010.

D-1

PART B

ING INVESTORS TRUST

Statement of Additional Information

December 9, 2010

Acquisition of the Assets and Liabilities of:

ING Morgan Stanley Global Tactical Asset Allocation Portfolio

(A Series of ING Investors Trust)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

By and in Exchange for Shares of: ING American Funds World Allocation Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Investors Trust (“SAI”) is available to the shareholders of ING Morgan Stanley Global Tactical Asset Allocation Portfolio, a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and liabilities of ING Morgan Stanley Global Tactical Asset Allocation Portfolio will be transferred to ING American Funds World Allocation Portfolio, a series of ING Investors Trust, in exchange for shares of ING American Funds World Allocation Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for ING American Funds World Allocation Portfolio; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.                            The SAI for ING Morgan Stanley Global Tactical Asset Allocation Portfolio, dated April 30, 2010, as filed on April 29, 2010 (File No: 033-23512) and the SAI for ING American Funds World Allocation Portfolio dated April 30, 2010, as filed on April 29, 2010 (File No: 033-23512).

2.                            The Financial Statements of ING Morgan Stanley Global Tactical Asset Allocation Portfolio included in the Annual Report dated December 31, 2009, as filed on March 4, 2010 and the Semi-Annual Report dated June 30, 2010, as filed on September 3, 2010 (File No: 811-05629) and the Financial Statements of ING American Funds World Allocation Portfolio included in the Annual Report dated December 31, 2009, as filed on March 4, 2010 and the Semi-Annual Report dated June 30, 2010, as filed on September 3, 2010 (File No. 811-05629).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated December 9, 2010, relating to the Reorganization of ING Morgan Stanley Global Tactical Asset Allocation Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of ING Morgan Stanley Global Tactical Asset Allocation Portfolio will be transferred to ING American Funds World Allocation Portfolio, in exchange for shares of ING American Funds World Allocation Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2010. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2010 (Unaudited)

	ING Morgan Stanley Global Tactical Asset Allocation Portfolio	ING American Funds World Allocation Portfolio	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Investments in securities at value *	$43,058,994	$—	$(43,058,994	)(D)	$—
Investments in underlying funds at value**	—	117,317,253	43,058,994	(D)	160,376,247
Cash	2,437,947	—	21,557,700	(D)	23,995,647
Cash collateral for futures	1,354,032	—	(1,354,032	)(D)	—
Restricted cash	20,427,678	—	(20,427,678	)(D)	—
Foreign currencies at value***	113,485	—	(113,485	)(D)	—
Receivables:
Investment securities sold	2,854,993	—	(146,175	)(D)	2,708,818
Fund shares sold	96,472	194,326	—		290,798
Dividends and interest	130,003	—	—		130,003
Unrealized appreciation on forward foreign currency contracts	43,604	—	(43,604	)(D)	—
Prepaid expenses	269	354	—		623
Reimbursement due from manager	9,646	4,662	—		14,308
Total assets	70,527,123	117,516,595	(527,274)		187,516,444

LIABILITIES:
Payable for investment securities purchased	2,897,432	194,327	—		3,091,759
Payable for fund shares redeemed	—	—	15,031,263	(A)	15,031,263
Unrealized depreciation on forward foreign currency contracts	189,779	—	(189,779	)(D)	—
Accrued investment management fees	—	9,833	39,905		49,738
Accrued administrative fees	—	9,833	5,548		15,381
Accrued distribution fees	—	59,000	13,876		72,876
Payable to affiliates	59,329	—	(59,329)		—
Payable for trustee fees	172	378	—		550
Other accrued expenses and liabilities	45,555	19,216	—		64,771
Payable for foreign cash collateral for futures****	337,495	—	(337,495	)(D)	—
Total liabilities	3,529,762	292,587	14,503,989		18,326,338
NET ASSETS	$66,997,361	$117,224,008	$(15,031,263)		$169,190,106

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$68,556,973	$105,070,140	$(15,031,263	)(A)	$158,595,850
Undistributed net investment income	212,130	1,397,772	—		1,609,902
Accumulated net realized gain	1,145,867	5,597,692	(2,917,609	)(D)	3,825,950
Net unrealized appreciation or depreciation	(2,917,609)	5,158,404	2,917,609	(D)	5,158,404
NET ASSETS	$66,997,361	$117,224,008	$(15,031,263)		$169,190,106

* Cost of investments in securities	$45,474,675	$—	$(45,474,675	)(D)	$—
** Cost of investments in underlying funds	$—	$112,158,849	$43,058,994	(D)	$155,217,843
*** Cost of foreign currencies	$112,030	$—	$(112,030	)(D)	$—
**** Cost of payable for foreign cash collateral for futures	$341,754	$—	$(341,754	)(D)	$—

Class ADV:
Net Assets	31,263	n/a	(31,263	)(A)	—
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	3,462	n/a	(3,462	)(A)	—
Net asset value and redemption price per share	$9.03	n/a

Class S:
Net Assets	66,966,098	n/a	(66,966,098)		—
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	7,407,275	n/a	(7,407,275)		—
Net asset value and redemption price per share	$9.04	n/a

Net Assets	n/a	117,224,008	51,966,098	(B),(E)	169,190,106
Shares authorized	n/a	unlimited			unlimited
Par value	n/a	$0.001	$0.001		$0.001
Shares outstanding	n/a	11,373,184	5,040,359	(C),(E)	16,413,543
Net asset value and redemption price per share	n/a	$10.31			$10.31

(A)                 Reflects adjustment for Class ADV liquidation prior to merger.

(B)                 Reflects adjustment for Class S seed money of $15 million being repatriated prior to merger.

(C)                 Reflects new shares issued, net of retired shares of ING Morgan Stanley Global Tactical Asset Allocation.  (Calculation:  Net Assets ÷ NAV per share)

(D)                 Reflects adjustments due to pre-merger portfolio transitioning

(E)                  Reflects adjustment due to merging Class S.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the twelve months ended June 30, 2010 (Unaudited)

	ING Morgan Stanley Global Tactical Asset Allocation Portfolio	ING American Funds World Allocation Portfolio	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$847,427	$—	$—		$847,427
Dividends from underlying funds	—	2,103,384	—		$2,103,384
Interest	194,249	—	—		194,249
Total investment income	1,041,676	2,103,384	—		3,145,060

EXPENSES:
Investment management fees	462,542	99,662	(399,764	) (A)	162,440
Distribution and service fees	—	597,974	376,668	(A)	974,642
Distribution and service fees:
Class ADV	14	—	(14	)(A)	—
Class S	154,177	—	(154,177	)(A)	—
Transfer agent fees	96	518	224	(A)	838
Administrative service fees	61,672	99,662	1,106	(A)	162,440
Shareholder reporting expense	19,591	5,294	(16,322	)(A)	8,563
Professional fees	18,288	14,187	(9,527	)(A)	22,948
Custody and accounting expense	113,420	4,314	(110,756	)(A)	6,978
Trustee fees	1,284	295	(1,102	)(A)	477
Offering expense	4,818	9,167	843	(A)	14,828
Miscellaneous expense	4,327	2,937	(2,513	)(A)	4,751
Total expenses	840,229	834,010	(315,333)		1,358,906
Net waived and reimbursed fees	(111,419)	(37,544)	(45,965	)(A)	(194,928)
Brokerage commission recapture	—	—	—		—
Net expenses	728,810	796,466	(361,298)		1,163,978
Net investment income	312,866	1,306,918	361,298		1,981,082

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	1,548,190	2,137,809	(2,415,681)		1,270,318
Foreign currency related transactions	302,042	—	(140,315)		161,727
Futures	2,407,208	—	(361,613)		2,045,595
Sales of Master Fund or underlying funds	—	3,503,832	—		3,503,832
Net realized gain	4,257,440	5,641,641	(2,917,609)		6,981,472
Net unrealized depreciation on:
Investments	(1,706,845)	(429,393)	2,415,681		279,443
Foreign currency related transactions	(114,493)	—	140,315		25,822
Futures	(335,073)	—	361,613		26,540
Net change in unrealized depreciation	(2,156,411)	(429,393)	2,917,609		331,805
Net realized and unrealized gain	2,101,029	5,212,248	—		7,313,277
Increase in net assets resulting
from operations	$2,413,895	$6,519,166	$361,298		$9,294,359

*Foreign taxes withheld	$41,674	$—	$—	$41,674

(A)   Reflects adjustment in expenses due to effects of new contractual rates.

See Accompanying Notes to Financial Statements

Portfolios of Investments as of June 30, 2010 (UNAUDITED)

ING Morgan Stanley Global			Pro Forma (Unaudited)						Pro Forma (Unaudited)
Tactical Asset Allocation Portfolio	ING American Funds World Allocation Portfolio	Pro Forma Adjustments	ING American Funds World Allocation Portfolio			ING Morgan Stanley Global Tactical Asset Allocation Portfolio	ING American Funds World Allocation Portfolio	Pro Forma Adjustments	ING American Funds World Allocation Portfolio
Shares						Value
COMMON STOCK: 16.9%
					Austria 0.0%
225	—	(225)	—		Erste Bank der Oesterreichischen Sparkassen AG	$7,139	$—	$(7,139)	$—
114	—	(114)	—		OMV AG	3,423	—	(3,423)	—
						10,562	—	(10,562)	—
					Belgium 0.1%
1,209	—	(1,209)	—		Anheuser-Busch InBev NV	58,130	—	(58,130)	—
540	—	(540)	—		Delhaize Group	39,185	—	(39,185)	—
4,210	—	(4,210)	—		Fortis	9,369	—	(9,369)	—
336	—	(336)	—		Groupe Bruxelles Lambert S.A.	23,299	—	(23,299)	—
205	—	(205)	—	@	KBC Groep NV	7,858	—	(7,858)	—
194	—	(194)	—		Umicore	5,597	—	(5,597)	—
						143,438	—	(13,455)	—
					Bermuda 0.0%
1,000	—	(1,000)	—	@, S	Marvell Technology Group Ltd.	15,760	—	(15,760)	—
100	—	(100)	—		PartnerRe Ltd.	7,014	—	(7,014)	—
472	—	(472)	—		SeaDrill Ltd. ADR	8,514	—	(8,514)	—
1,500	—	(1,500)	—	S	Tyco Electronics Ltd.	38,070	—	(38,070)	—
200	—	(200)	—		Tyco International Ltd.	7,046	—	(7,046)	—
						76,404	—	(76,404)	—
					Denmark 0.1%
1	—	(1)	—		AP Moller - Maersk A/S - Class A	7,605	—	(7,605)	—
6	—	(6)	—		AP Moller - Maersk A/S - Class B	47,255	—	(47,255)	—
392	—	(392)	—		Carlsberg A/S	29,874	—	(29,874)	—
27	—	(27)	—		Coloplast A/S	2,680	—	(2,680)	—
1,166	—	(1,166)	—	@	Danske Bank A/S	22,437	—	(22,437)	—
962	—	(962)	—		Novo-Nordisk A/S	77,723	—	(77,723)	—
795	—	(795)	—	@	Vestas Wind Systems A/S	33,085	—	(33,085)	—
						220,659	—	(220,659)	—
					Finland 0.1%
983	—	(983)	—		Fortum OYJ	21,578	—	(21,578)	—
545	—	(545)	—		Kone OYJ	21,699	—	(21,699)	—
4,746	—	(4,746)	—		Nokia OYJ	38,684	—	(38,684)	—
575	—	(575)	—		Sampo OYJ	12,123	—	(12,123)	—
664	—	(664)	—		UPM-Kymmene OYJ	8,791	—	(8,791)	—
						102,875	—	(102,875)	—
					France: 0.7%
107	—	(107)	—	@	Accor S.A.	4,954	—	(4,954)	—
650	—	(650)	—		Air Liquide	65,641	—	(65,641)	—
4,685	—	(4,685)	—	@	Alcatel S.A.	11,931	—	(11,931)	—
1,025	—	(1,025)	—		Alstom	46,409	—	(46,409)	—
115	—	(115)	—	@	Atos Origin	4,618	—	(4,618)	—
2,280	—	(2,280)	—		AXA S.A.	34,832	—	(34,832)	—
979	—	(979)	—		BNP Paribas	52,671	—	(52,671)	—
196	—	(196)	—		Bouygues S.A.	7,566	—	(7,566)	—
486	—	(486)	—		Capgemini S.A.	21,360	—	(21,360)	—
1,006	—	(1,006)	—		Carrefour S.A.	39,906	—	(39,906)	—
182	—	(182)	—		Christian Dior S.A.	17,469	—	(17,469)	—
365	—	(365)	—		Cie de Saint-Gobain	13,602	—	(13,602)	—
340	—	(340)	—		Cie Generale D’Optique Essilor International S.A.	20,205	—	(20,205)	—
234	—	(234)	—		Compagnie Generale des Etablissements Michelin	16,303	—	(16,303)	—
681	—	(681)	—		Credit Agricole S.A.	7,066	—	(7,066)	—
109	—	(109)	—		Dassault Systemes S.A.	6,603	—	(6,603)	—
390	—	(390)	—		Electricite de France	14,838	—	(14,838)	—
2,560	—	(2,560)	—		France Telecom S.A.	44,403	—	(44,403)	—
2,073	—	(2,073)	—		Gaz de France	58,978	—	(58,978)	—
1,005	—	(1,005)	—		Groupe Danone	53,878	—	(53,878)	—
109	—	(109)	—		Hermes International	14,450	—	(14,450)	—
461	—	(461)	—		Lafarge S.A.	25,137	—	(25,137)	—
488	—	(488)	—		L’Oreal S.A.	47,780	—	(47,780)	—
706	—	(706)	—		LVMH Moet Hennessy Louis Vuitton S.A.	76,843	—	(76,843)	—
419	—	(419)	—		Pernod-Ricard S.A.	32,500	—	(32,500)	—
237	—	(237)	—		PPR	29,441	—	(29,441)	—
455	—	(455)	—	@	Renault S.A.	16,866	—	(16,866)	—
2,687	—	(2,687)	—		Sanofi-Aventis	161,831	—	(161,831)	—
239	—	(239)	—		Schneider Electric S.A.	24,139	—	(24,139)	—
1,020	—	(1,020)	—		Societe Generale	41,972	—	(41,972)	—
194	—	(194)	—		Sodexho Alliance S.A.	10,766	—	(10,766)	—
429	—	(429)	—		Suez Environnement S.A.	7,080	—	(7,080)	—
266	—	(266)	—		Technip S.A.	15,257	—	(15,257)	—
3,370	—	(3,370)	—		Total S.A.	150,433	—	(150,433)	—
82	—	(82)	—		Vallourec	14,138	—	(14,138)	—
847	—	(847)	—		Veolia Environnement	19,899	—	(19,899)	—
998	—	(998)	—		Vinci S.A.	41,439	—	(41,439)	—
2,541	—	(2,541)	—		Vivendi	51,639	—	(51,639)	—
						1,324,843	—	(1,324,843)	—

					Germany: 0.6%
604	—	(604)	—		Adidas AG	29,243	—	(29,243)	—
643	—	(643)	—		Allianz AG	63,640	—	(63,640)	—
1,324	—	(1,324)	—		BASF AG	72,344	—	(72,344)	—
1,486	—	(1,486)	—		Bayer AG	83,040	—	(83,040)	—
663	—	(663)	—		Bayerische Motoren Werke AG	32,206	—	(32,206)	—
155	—	(155)	—		Beiersdorf AG	8,561	—	(8,561)	—
92	—	(92)	—		Celesio AG	2,006	—	(2,006)	—
1,919	—	(1,919)	—	@	Commerzbank AG	13,396	—	(13,396)	—
1,737	—	(1,737)	—	@	DaimlerChrysler AG	87,867	—	(87,867)	—
1,048	—	(1,048)	—		Deutsche Bank AG	58,865	—	(58,865)	—
466	—	(466)	—		Deutsche Boerse AG	28,311	—	(28,311)	—
3,229	—	(3,229)	—		Deutsche Post AG	47,079	—	(47,079)	—
5,010	—	(5,010)	—		Deutsche Telekom AG	59,146	—	(59,146)	—
2,529	—	(2,529)	—		E.ON AG	68,000	—	(68,000)	—
38	—	(38)	—		Fresenius AG	2,519	—	(2,519)	—
403	—	(403)	—		Fresenius Medical Care AG & Co. KGaA	21,744	—	(21,744)	—
562	—	(562)	—		HeidelbergCement AG	26,561	—	(26,561)	—
232	—	(232)	—		Henkel KGaA	9,495	—	(9,495)	—
1,979	—	(1,979)	—	@	Infineon Technologies AG	11,473	—	(11,473)	—
426	—	(426)	—		K+S AG	19,577	—	(19,577)	—
511	—	(511)	—		Linde AG	53,732	—	(53,732)	—
139	—	(139)	—		MAN AG	11,459	—	(11,459)	—
100	—	(100)	—		Merck KGaA	7,336	—	(7,336)	—
246	—	(246)	—		Muenchener Rueckversicherungs AG	30,889	—	(30,889)	—
533	—	(533)	—		RWE AG	34,877	—	(34,877)	—
61	—	(61)	—		Salzgitter AG	3,635	—	(3,635)	—
2,202	—	(2,202)	—		SAP AG	97,917	—	(97,917)	—
726	—	(726)	—		Siemens AG	64,933	—	(64,933)	—
818	—	(818)	—		ThyssenKrupp AG	20,158	—	(20,158)	—
38	—	(38)	—		Volkswagen AG	3,224	—	(3,224)	—
						1,073,233	—	(1,073,233)	—
					Ireland: 0.0%
1,100	—	(1,100)	—	S	Accenture PLC	42,515	—	(42,515)	—
200	—	(200)	—		Covidien PLC	8,036	—	(8,036)	—
1,462	—	(1,462)	—		CRH PLC	30,327	—	(30,327)	—
200	—	(200)	—		Ingersoll-Rand PLC	6,898	—	(6,898)	—
						87,776	—	(87,776)	—
					Italy: 0.2%
191	—	(191)	—		Altantia S.p.A.	3,385	—	(3,385)	—
2,496	—	(2,496)	—		Assicurazioni Generali S.p.A.	43,523	—	(43,523)	—
1,267	—	(1,267)	—		Banche Popolari Unite Scpa	10,909	—	(10,909)	—
1,271	—	(1,271)	—		Banco Popolare Scarl	6,968	—	(6,968)	—
10,782	—	(10,782)	—		Enel S.p.A.	45,653	—	(45,653)	—
3,872	—	(3,872)	—		ENI S.p.A.	71,075	—	(71,075)	—
1,458	—	(1,458)	—		Fiat S.p.A	14,976	—	(14,976)	—
300	—	(300)	—		Finmeccanica S.p.A.	3,110	—	(3,110)	—
12,024	—	(12,024)	—		Intesa Sanpaolo S.p.A.	31,668	—	(31,668)	—
595	—	(595)	—		Saipem S.p.A.	18,123	—	(18,123)	—
5,641	—	(5,641)	—		Snam Rete Gas S.p.A.	22,512	—	(22,512)	—
20,397	—	(20,397)	—		Telecom Italia S.p.A.	22,526	—	(22,526)	—
24,622	—	(24,622)	—		UniCredito Italiano S.p.A.	54,465	—	(54,465)	—
						348,893	—	(348,893)	—
					Japan: 2.5%
6,000	—	(6,000)	—		Amada Co., Ltd.	39,440	—	(39,440)	—
1,300	—	(1,300)	—		Axell Corp.	43,237	—	(43,237)	—
2,000	—	(2,000)	—		Canon, Inc.	74,539	—	(74,539)	—
7,900	—	(7,900)	—		Casio Computer Co., Ltd.	47,449	—	(47,449)	—
6,500	—	(6,500)	—		Daibiru Corp.	48,969	—	(48,969)	—
23,500	—	(23,500)	—		Daifuku Co., Ltd.	144,235	—	(144,235)	—
31,000	—	(31,000)	—	@	Dainippon Screen Manufacturing Co., Ltd.	140,982	—	(140,982)	—
33,000	—	(33,000)	—		Daiwa Securities Group, Inc.	139,324	—	(139,324)	—
1,600	—	(1,600)	—		East Japan Railway Co.	106,537	—	(106,537)	—
3,800	—	(3,800)	—		Fuji Machine Manufacturing Co., Ltd.	68,915	—	(68,915)	—
9,000	—	(9,000)	—		Fujitsu Ltd.	56,257	—	(56,257)	—
6,000	—	(6,000)	—		Hitachi Capital Corp.	79,789	—	(79,789)	—
4,500	—	(4,500)	—		Hitachi High-Technologies Corp.	82,669	—	(82,669)	—
14,800	—	(14,800)	—		Japan Securities Finance Co., Ltd.	83,155	—	(83,155)	—
3,100	—	(3,100)	—		JSR Corp.	52,073	—	(52,073)	—
18,000	—	(18,000)	—		Kaneka Corp.	104,423	—	(104,423)	—
6,400	—	(6,400)	—		Matsushita Electric Industrial Co., Ltd.	79,916	—	(79,916)	—
5,000	—	(5,000)	—		Minebea Co., Ltd.	27,698	—	(27,698)	—
31,500	—	(31,500)	—		Mitsubishi Chemical Holdings Corp.	143,780	—	(143,780)	—
2,500	—	(2,500)	—		Mitsubishi Corp.	51,721	—	(51,721)	—
11,000	—	(11,000)	—		Mitsubishi Estate Co., Ltd.	153,138	—	(153,138)	—
7,000	—	(7,000)	—		Mitsui Fudosan Co., Ltd.	97,429	—	(97,429)	—
27,000	—	(27,000)	—		Mitsui Mining & Smelting Co., Ltd.	71,254	—	(71,254)	—
17,000	—	(17,000)	—		Mitsui OSK Lines Ltd.	112,398	—	(112,398)	—
45,000	—	(45,000)	—		Mitsui Trust Holdings, Inc.	158,691	—	(158,691)	—
2,200	—	(2,200)	—		Mitsumi Electric Co., Ltd.	37,322	—	(37,322)	—
29,000	—	(29,000)	—		NEC Corp.	75,280	—	(75,280)	—
40,000	—	(40,000)	—		Nippon Sheet Glass Co., Ltd.	97,857	—	(97,857)	—
23,000	—	(23,000)	—		Nippon Steel Corp.	76,025	—	(76,025)	—
3,800	—	(3,800)	—		Nippon Telegraph & Telephone Corp.	154,796	—	(154,796)	—
16,300	—	(16,300)	—	@	Nissan Motor Co., Ltd.	113,586	—	(113,586)	—
10,000	—	(10,000)	—		Obayashi Corp.	39,645	—	(39,645)	—
1,000	—	(1,000)	—		Ono Pharmaceutical Co., Ltd.	40,538	—	(40,538)	—

10,000	—	(10,000)	—		Ricoh Co., Ltd.	127,515	—	(127,515)	—
2,500	—	(2,500)	—		Rohm Co., Ltd.	150,123	—	(150,123)	—
22,000	—	(22,000)	—		Sanwa Shutter Corp.	66,336	—	(66,336)	—
17,000	—	(17,000)	—		Sekisui Chemical Co., Ltd.	106,043	—	(106,043)	—
12,000	—	(12,000)	—		Sekisui House Ltd.	102,630	—	(102,630)	—
6,700	—	(6,700)	—		Shin-Etsu Polymer Co., Ltd.	39,614	—	(39,614)	—
4,600	—	(4,600)	—		Sony Corp.	122,696	—	(122,696)	—
5,400	—	(5,400)	—		Sumitomo Mitsui Financial Group, Inc.	152,833	—	(152,833)	—
91,000	—	(91,000)	—		Sumitomo Osaka Cement Co., Ltd.	172,939	—	(172,939)	—
24,000	—	(24,000)	—		Sumitomo Trust & Banking Co., Ltd.	122,188	—	(122,188)	—
3,400	—	(3,400)	—		Suzuki Motor Corp.	66,726	—	(66,726)	—
110,000	—	(110,000)	—		Taiheiyo Cement Corp.	138,897	—	(138,897)	—
19,000	—	(19,000)	—		Teijin Ltd.	56,410	—	(56,410)	—
2,400	—	(2,400)	—		Toyota Motor Corp.	82,461	—	(82,461)	—
17,000	—	(17,000)	—		Tsubakimoto Chain Co.	68,394	—	(68,394)	—
2,700	—	(2,700)	—		Union Tool Co.	68,443	—	(68,443)	—
8,500	—	(8,500)	—		Yamaha Motor Co., Ltd.	112,372	—	(112,372)	—
						4,599,687	—	(4,599,687)	—
					Luxembourg: 0.0%
1,276	—	(1,276)	—		ArcelorMittal	34,225	—	(34,225)	—
1,079	—	(1,079)	—		SES S.A.	22,439	—	(22,439)	—
1,389	—	(1,389)	—		Tenaris S.A.	23,957	—	(23,957)	—
						80,621	—	(80,621)	—
					Netherlands: 0.3%
1,679	—	(1,679)	—	@	Aegon NV	8,919	—	(8,919)	—
527	—	(527)	—		Akzo Nobel NV	27,391	—	(27,391)	—
717	—	(717)	—		ASML Holding NV	19,732	—	(19,732)	—
570	—	(570)	—	@	European Aeronautic Defence and Space Co. NV	11,632	—	(11,632)	—
848	—	(848)	—		Heineken NV	35,944	—	(35,944)	—
3,663	—	(3,663)	—		Koninklijke Ahold NV	45,311	—	(45,311)	—
500	—	(500)	—		Koninklijke DSM NV	19,876	—	(19,876)	—
1,042	—	(1,042)	—		Koninklijke Philips Electronics NV	31,116	—	(31,116)	—
184	—	(184)	—	@	Randstad Holdings NV	7,230	—	(7,230)	—
474	—	(474)	—		Reed Elsevier NV	5,247	—	(5,247)	—
5,208	—	(5,208)	—		Royal Dutch Shell PLC - Class A	131,429	—	(131,429)	—
5,068	—	(5,068)	—		Royal Dutch Shell PLC - Class B	122,497	—	(122,497)	—
1,872	—	(1,872)	—		Royal KPN NV	23,862	—	(23,862)	—
1,275	—	(1,275)	—		TNT NV	32,114	—	(32,114)	—
4,053	—	(4,053)	—		Unilever NV	110,684	—	(110,684)	—
291	—	(291)	—		Wolters Kluwer NV	5,581	—	(5,581)	—
						638,565	—	(638,565)	—
					Norway: 0.1%
1,285	—	(1,285)	—		DnB NOR ASA	12,359	—	(12,359)	—
867	—	(867)	—		Norsk Hydro ASA	3,915	—	(3,915)	—
1,458	—	(1,458)	—		Orkla ASA	9,324	—	(9,324)	—
1,993	—	(1,993)	—		Statoil ASA	38,395	—	(38,395)	—
2,987	—	(2,987)	—		Telenor ASA	37,628	—	(37,628)	—
185	—	(185)	—		Yara International ASA	5,200	—	(5,200)	—
						106,821	—	(106,821)	—
					Portugal: 0.0%
1,794	—	(1,794)	—		Energias de Portugal S.A.	5,339	—	(5,339)	—
2,123	—	(2,123)	—		Portugal Telecom SGPS S.A.	21,219	—	(21,219)	—
						26,558	—	(26,558)	—
					Spain: 0.2%
1,556	—	(1,556)	—		Abertis Infraestructuras S.A.	22,366	—	(22,366)	—
249	—	(249)	—		Acerinox S.A.	3,869	—	(3,869)	—
667	—	(667)	—		ACS Actividades de Construccion y Servicios S.A.	24,512	—	(24,512)	—
5,243	—	(5,243)	—		Banco Bilbao Vizcaya Argentaria S.A.	54,018	—	(54,018)	—
1,658	—	(1,658)	—		Banco De Sabadell S.A.	7,508	—	(7,508)	—
903	—	(903)	—		Banco Popular Espanol S.A.	4,577	—	(4,577)	—
11,672	—	(11,672)	—		Banco Santander Central Hispano S.A.	122,395	—	(122,395)	—
1,080	—	(1,080)	—		Cintra Concesiones DE Infrae	6,985	—	(6,985)	—
5,090	—	(5,090)	—		Iberdrola S.A.	28,609	—	(28,609)	—
440	—	(440)	—		Inditex S.A.	25,089	—	(25,089)	—
271	—	(271)	—		Indra Sistemas S.A.	4,333	—	(4,333)	—
147	—	(147)	—		Red Electrica de Espana	5,263	—	(5,263)	—
1,600	—	(1,600)	—		Repsol YPF S.A.	32,288	—	(32,288)	—
6,042	—	(6,042)	—		Telefonica S.A.	111,926	—	(111,926)	—
						453,738	—	(453,738)	—
					Sweden: 0.3%
3,078	—	(3,078)	—		Atlas Copco AB - Class A	45,002	—	(45,002)	—
1,177	—	(1,177)	—		Atlas Copco AB - Class B	15,538	—	(15,538)	—
500	—	(500)	—		Electrolux AB	11,430	—	(11,430)	—
200	—	(200)	—		Getinge AB	3,871	—	(3,871)	—
2,136	—	(2,136)	—		Hennes & Mauritz AB	58,702	—	(58,702)	—
2,099	—	(2,099)	—		Investor AB	33,954	—	(33,954)	—
248	—	(248)	—		Millicom International Cellular S.A.	20,123	—	(20,123)	—
3,258	—	(3,258)	—		Nordea Bank AB	26,866	—	(26,866)	—
5,130	—	(5,130)	—		Sandvik AB	62,575	—	(62,575)	—
1,825	—	(1,825)	—		Skandinaviska Enskilda Banken AB	9,670	—	(9,670)	—
475	—	(475)	—		Skanska AB	6,872	—	(6,872)	—
1,345	—	(1,345)	—		SKF AB - B Shares	24,139	—	(24,139)	—
1,100	—	(1,100)	—		Svenska Cellulosa AB - B Shares	12,937	—	(12,937)	—
883	—	(883)	—		Svenska Handelsbanken AB	21,602	—	(21,602)	—
483	—	(483)	—		Swedish Match AB	10,555	—	(10,555)	—
9,165	—	(9,165)	—		Telefonaktiebolaget LM Ericsson	101,660	—	(101,660)	—

4,050	—	(4,050)	—		TeliaSonera AB	26,024	—	(26,024)	—
5,376	—	(5,376)	—	@	Volvo AB - B Shares	59,452	—	(59,452)	—
						550,972	—	(550,972)	—
					Switzerland: 0.9%
6,220	—	(6,220)	—	@	ABB Ltd.	108,294	—	(108,294)	—
100	—	(100)	—		ACE Ltd.	5,148	—	(5,148)	—
137	—	(137)	—	@	Actelion Ltd. - Reg	5,130	—	(5,130)	—
242	—	(242)	—		Adecco S.A.	11,545	—	(11,545)	—
1,311	—	(1,311)	—		Compagnie Financiere Richemont S.A.	45,770	—	(45,770)	—
1,984	—	(1,984)	—		Credit Suisse Group	74,593	—	(74,593)	—
20	—	(20)	—		Givaudan	16,987	—	(16,987)	—
514	—	(514)	—		Holcim Ltd.	34,408	—	(34,408)	—
693	—	(693)	—		Julius Baer Group Ltd.	19,759	—	(19,759)	—
273	—	(273)	—		Kuehne & Nagel International AG	28,102	—	(28,102)	—
8,137	—	(8,137)	—		Nestle S.A.	392,357	—	(392,357)	—
130	—	(130)	—		Nobel Biocare Holding AG	2,238	—	(2,238)	—
3,949	—	(3,949)	—		Novartis AG	191,381	—	(191,381)	—
1,320	—	(1,320)	—		Roche Holding AG - Genusschein	181,687	—	(181,687)	—
17	—	(17)	—		SGS S.A.	22,944	—	(22,944)	—
171	—	(171)	—		Sonova Holding AG - Reg	20,985	—	(20,985)	—
1,320	—	(1,320)	—		STMicroelectronics NV	10,484	—	(10,484)	—
9	—	(9)	—		Straumann Holding AG	1,946	—	(1,946)	—
127	—	(127)	—		Swatch Group AG - BR	35,817	—	(35,817)	—
331	—	(331)	—		Swiss Reinsurance	13,600	—	(13,600)	—
81	—	(81)	—		Swisscom AG	27,461	—	(27,461)	—
223	—	(223)	—		Syngenta AG	51,517	—	(51,517)	—
169	—	(169)	—		Synthes, Inc.	19,432	—	(19,432)	—
8,720	—	(8,720)	—	@	UBS AG - Reg	115,521	—	(115,521)	—
5,002	—	(5,002)	—		Xstrata PLC	65,499	—	(65,499)	—
278	—	(278)	—		Zurich Financial Services AG	61,275	—	(61,275)	—
						1,563,880	—	(1,563,880)	—
					United Kingdom: 1.7%
544	—	(544)	—		Amec PLC	6,665	—	(6,665)	—
2,850	—	(2,850)	—	@	Anglo American PLC	99,309	—	(99,309)	—
574	—	(574)	—		Antofagasta PLC	6,678	—	(6,678)	—
2,922	—	(2,922)	—		AstraZeneca PLC	137,760	—	(137,760)	—
704	—	(704)	—	@	Autonomy Corp. PLC	19,190	—	(19,190)	—
5,051	—	(5,051)	—		Aviva PLC	23,473	—	(23,473)	—
10,904	—	(10,904)	—		BAE Systems PLC	50,750	—	(50,750)	—
36,799	—	(36,799)	—		Barclays PLC	146,883	—	(146,883)	—
6,956	—	(6,956)	—		BG Group PLC	103,455	—	(103,455)	—
4,843	—	(4,843)	—		BHP Billiton PLC	125,572	—	(125,572)	—
27,541	—	(27,541)	—		BP PLC	131,843	—	(131,843)	—
3,749	—	(3,749)	—		British American Tobacco PLC	118,977	—	(118,977)	—
3,108	—	(3,108)	—		British Sky Broadcasting PLC	32,453	—	(32,453)	—
11,163	—	(11,163)	—		BT Group PLC	21,548	—	(21,548)	—
664	—	(664)	—		Burberry Group PLC	7,499	—	(7,499)	—
2,358	—	(2,358)	—	@	Cairn Energy PLC	14,486	—	(14,486)	—
2,063	—	(2,063)	—		Capita Group PLC	22,729	—	(22,729)	—
856	—	(856)	—		Carnival PLC	27,727	—	(27,727)	—
10,090	—	(10,090)	—		Centrica PLC	44,527	—	(44,527)	—
4,770	—	(4,770)	—		Compass Group PLC	36,288	—	(36,288)	—
6,719	—	(6,719)	—		Diageo PLC	105,541	—	(105,541)	—
2,400	—	(2,400)	—		Experian Group Ltd.	20,871	—	(20,871)	—
1,060	—	(1,060)	—		Firstgroup PLC	5,754	—	(5,754)	—
9,025	—	(9,025)	—		GlaxoSmithKline PLC	153,252	—	(153,252)	—
3,872	—	(3,872)	—		Group 4 Securicor PLC	15,351	—	(15,351)	—
25,873	—	(25,873)	—		HSBC Holdings PLC	236,368	—	(236,368)	—
1,902	—	(1,902)	—		Imperial Tobacco Group PLC	53,143	—	(53,143)	—
642	—	(642)	—		Inmarsat PLC	6,807	—	(6,807)	—
1,064	—	(1,064)	—		International Power PLC	4,753	—	(4,753)	—
1,965	—	(1,965)	—		J Sainsbury PLC	9,376	—	(9,376)	—
622	—	(622)	—		Johnson Matthey PLC	13,819	—	(13,819)	—
5,474	—	(5,474)	—		Kingfisher PLC	17,148	—	(17,148)	—
9,803	—	(9,803)	—		Legal & General Group PLC	11,426	—	(11,426)	—
87,063	—	(87,063)	—	@	Lloyds TSB Group PLC	68,733	—	(68,733)	—
1,046	—	(1,046)	—		Marks & Spencer Group PLC	5,153	—	(5,153)	—
6,227	—	(6,227)	—		National Grid PLC	45,463	—	(45,463)	—
355	—	(355)	—		Next PLC	10,584	—	(10,584)	—
13,948	—	(13,948)	—		Old Mutual PLC	21,355	—	(21,355)	—
2,922	—	(2,922)	—		Pearson PLC	38,429	—	(38,429)	—
3,083	—	(3,083)	—		Prudential PLC	23,254	—	(23,254)	—
120	—	(120)	—		Randgold Resources Ltd.	11,408	—	(11,408)	—
1,367	—	(1,367)	—		Reckitt Benckiser PLC	63,585	—	(63,585)	—
3,500	—	(3,500)	—		Reed Elsevier PLC	25,952	—	(25,952)	—
3,108	—	(3,108)	—		Rio Tinto PLC	136,486	—	(136,486)	—
638,910	—	(638,910)	—	@	Rolls-Royce Group PLC	955	—	(955)	—
8,094	—	(8,094)	—		Rolls-Royce Group PLC	67,559	—	(67,559)	—
12,199	—	(12,199)	—		Royal & Sun Alliance Insurance Group	21,641	—	(21,641)	—
15,761	—	(15,761)	—	@	Royal Bank of Scotland Group PLC	9,599	—	(9,599)	—
1,925	—	(1,925)	—		SABMiller PLC	53,978	—	(53,978)	—
2,054	—	(2,054)	—		Sage Group PLC	7,067	—	(7,067)	—
2,488	—	(2,488)	—		Scottish & Southern Energy PLC	41,435	—	(41,435)	—
900	—	(900)	—		Shire PLC	18,463	—	(18,463)	—
1,989	—	(1,989)	—		Smith & Nephew PLC	18,791	—	(18,791)	—
1,575	—	(1,575)	—		Smiths Group PLC	25,075	—	(25,075)	—

3,700	—	(3,700)	—		Standard Chartered PLC	90,096	—	(90,096)	—
4,288	—	(4,288)	—		Standard Life PLC	11,081	—	(11,081)	—
22,295	—	(22,295)	—		Tesco PLC	125,775	—	(125,775)	—
2,047	—	(2,047)	—		Tullow Oil PLC	30,450	—	(30,450)	—
3,525	—	(3,525)	—		Unilever PLC	94,230	—	(94,230)	—
139	—	(139)	—		Vedanta Resources PLC	4,367	—	(4,367)	—
79,659	—	(79,659)	—		Vodafone Group PLC	164,137	—	(164,137)	—
5,555	—	(5,555)	—		WM Morrison Supermarkets PLC	21,951	—	(21,951)	—
777	—	(777)	—	@	Wolseley PLC	15,423	—	(15,423)	—
4,475	—	(4,475)	—		WPP PLC	42,157	—	(42,157)	—
						3,146,053	—	(3,146,053)	—
					United States: 9.1%
200	—	(200)	—		3M Co.	15,798	—	(15,798)	—
8,100	—	(8,100)	—	S	Abbott Laboratories	378,918	—	(378,918)	—
1,100	—	(1,100)	—	@, S	Adobe Systems, Inc.	29,073	—	(29,073)	—
2,500	—	(2,500)	—	@, S	AES Corp.	23,100	—	(23,100)	—
200	—	(200)	—		Aetna, Inc.	5,276	—	(5,276)	—
200	—	(200)	—		Aflac, Inc.	8,534	—	(8,534)	—
600	—	(600)	—	@, S	Agilent Technologies, Inc.	17,058	—	(17,058)	—
30	—	(30)	—		Air Products & Chemicals, Inc.	1,944	—	(1,944)	—
1,300	—	(1,300)	—		AK Steel Holding Corp.	15,496	—	(15,496)	—
10,000	—	(10,000)	—	S	Alcoa, Inc.	100,600	—	(100,600)	—
600	—	(600)	—	S	Allergan, Inc.	34,956	—	(34,956)	—
100	—	(100)	—	@	Alliant Techsystems, Inc.	6,206	—	(6,206)	—
300	—	(300)	—		Allstate Corp.	8,619	—	(8,619)	—
1,200	—	(1,200)	—	S	Altera Corp.	29,772	—	(29,772)	—
600	—	(600)	—		Altria Group, Inc.	12,024	—	(12,024)	—
200	—	(200)	—		American Electric Power Co., Inc.	6,460	—	(6,460)	—
1,500	—	(1,500)	—	S	American Express Co.	59,550	—	(59,550)	—
1,000	—	(1,000)	—	@, S	American Tower Corp.	44,500	—	(44,500)	—
300	—	(300)	—		Ameriprise Financial, Inc.	10,839	—	(10,839)	—
1,400	—	(1,400)	—	S	AmerisourceBergen Corp.	44,450	—	(44,450)	—
1,700	—	(1,700)	—	@, S	Amgen, Inc.	89,420	—	(89,420)	—
600	—	(600)	—	S	Amphenol Corp.	23,568	—	(23,568)	—
900	—	(900)	—	S	Anadarko Petroleum Corp.	32,481	—	(32,481)	—
105	—	(105)	—		Analog Devices, Inc.	2,925	—	(2,925)	—
100	—	(100)	—		AON Corp.	3,712	—	(3,712)	—
100	—	(100)	—		Apache Corp.	8,419	—	(8,419)	—
200	—	(200)	—	@, S	Apollo Group, Inc. - Class A	8,494	—	(8,494)	—
1,500	—	(1,500)	—	@, S	Apple, Inc.	377,295	—	(377,295)	—
3,000	—	(3,000)	—	S	Applied Materials, Inc.	36,060	—	(36,060)	—
8,300	—	(8,300)	—		Archer-Daniels-Midland Co.	214,306	—	(214,306)	—
500	—	(500)	—	@	Arrow Electronics, Inc.	11,175	—	(11,175)	—
200	—	(200)	—		Assurant, Inc.	6,940	—	(6,940)	—
2,400	—	(2,400)	—		AT&T, Inc.	58,056	—	(58,056)	—
6,800	—	(6,800)	—		Automatic Data Processing, Inc.	273,768	—	(273,768)	—
1,300	—	(1,300)	—		Avon Products, Inc.	34,450	—	(34,450)	—
700	—	(700)	—	S	Baker Hughes, Inc.	29,099	—	(29,099)	—
4,561	—	(4,561)	—		Bank of America Corp.	65,542	—	(65,542)	—
500	—	(500)	—		Bank of New York Mellon Corp.	12,345	—	(12,345)	—
1,400	—	(1,400)	—		Baxter International, Inc.	56,896	—	(56,896)	—
500	—	(500)	—		BB&T Corp.	13,155	—	(13,155)	—
500	—	(500)	—	S	Becton Dickinson & Co.	33,810	—	(33,810)	—
196	—	(196)	—	@	Berkshire Hathaway, Inc.	15,619	—	(15,619)	—
500	—	(500)	—	@, S	Biogen Idec, Inc.	23,725	—	(23,725)	—
400	—	(400)	—	@	BJ’s Wholesale Club, Inc.	14,804	—	(14,804)	—
500	—	(500)	—	@, S	BMC Software, Inc.	17,315	—	(17,315)	—
200	—	(200)	—		Boeing Co.	12,550	—	(12,550)	—
700	—	(700)	—	@	Boston Scientific Corp.	4,060	—	(4,060)	—
12,100	—	(12,100)	—		Bristol-Myers Squibb Co.	301,774	—	(301,774)	—
700	—	(700)	—	S	Broadcom Corp.	23,079	—	(23,079)	—
100	—	(100)	—	@	Bunge Ltd.	4,919	—	(4,919)	—
1,100	—	(1,100)	—	S	CA, Inc.	20,240	—	(20,240)	—
500	—	(500)	—	@, S	Cameron International Corp.	16,260	—	(16,260)	—
7,800	—	(7,800)	—		Campbell Soup Co.	279,474	—	(279,474)	—
700	—	(700)	—	S	Capital One Financial Corp.	28,210	—	(28,210)	—
100	—	(100)	—		Cardinal Health, Inc.	3,361	—	(3,361)	—
200	—	(200)	—	@, S	CareFusion Corp.	4,540	—	(4,540)	—
4,500	—	(4,500)	—	S	Caterpillar, Inc.	270,315	—	(270,315)	—
500	—	(500)	—		CBS Corp. - Class B	6,465	—	(6,465)	—
700	—	(700)	—	@, S	Celgene Corp.	35,574	—	(35,574)	—
17,500	—	(17,500)	—		CenterPoint Energy, Inc.	230,304	—	(230,304)	—
100	—	(100)	—		CenturyTel, Inc.	3,331	—	(3,331)	—
300	—	(300)	—	S	CH Robinson Worldwide, Inc.	16,698	—	(16,698)	—
1,700	—	(1,700)	—	S	Charles Schwab Corp.	24,106	—	(24,106)	—
1,200	—	(1,200)	—		Chesapeake Energy Corp.	25,140	—	(25,140)	—
4,000	—	(4,000)	—		Chevron Corp.	271,440	—	(271,440)	—
5,400	—	(5,400)	—		Chubb Corp.	270,054	—	(270,054)	—
600	—	(600)	—		Cigna Corp.	18,636	—	(18,636)	—
10,600	—	(10,600)	—	@, S	Cisco Systems, Inc.	225,886	—	(225,886)	—
17,100	—	(17,100)	—	@, S	Citigroup, Inc.	64,296	—	(64,296)	—
400	—	(400)	—	@, S	Citrix Systems, Inc.	16,892	—	(16,892)	—
300	—	(300)	—	S	Cliffs Natural Resources, Inc.	14,148	—	(14,148)	—
100	—	(100)	—	S	Clorox Co.	6,216	—	(6,216)	—
100	—	(100)	—	S	CME Group, Inc.	28,155	—	(28,155)	—
900	—	(900)	—	S	Coach, Inc.	32,895	—	(32,895)	—

4,000	—	(4,000)	—	S	Coca-Cola Co.	200,480	—	(200,480)	—
600	—	(600)	—	S	Coca-Cola Enterprises, Inc.	15,516	—	(15,516)	—
800	—	(800)	—	@, S	Cognizant Technology Solutions Corp.	40,048	—	(40,048)	—
1,000	—	(1,000)	—		Colgate-Palmolive Co.	78,760	—	(78,760)	—
1,000	—	(1,000)	—		Comcast Corp. — Class A	17,370	—	(17,370)	—
500	—	(500)	—		Comcast Corp. — Special Class A	8,215	—	(8,215)	—
400	—	(400)	—		Commercial Metals Co.	5,288	—	(5,288)	—
400	—	(400)	—		Computer Sciences Corp.	18,100	—	(18,100)	—
200	—	(200)	—		ConAgra Foods, Inc.	4,664	—	(4,664)	—
5,600	—	(5,600)	—		ConocoPhillips	274,904	—	(274,904)	—
500	—	(500)	—	S	Consol Energy, Inc.	16,880	—	(16,880)	—
200	—	(200)	—		Consolidated Edison, Inc.	8,620	—	(8,620)	—
200	—	(200)	—		Constellation Energy Group, Inc.	6,450	—	(6,450)	—
1,700	—	(1,700)	—	S	Corning, Inc.	27,455	—	(27,455)	—
700	—	(700)	—		Costco Wholesale Corp.	38,381	—	(38,381)	—
600	—	(600)	—	@	Coventry Health Care, Inc.	10,608	—	(10,608)	—
100	—	(100)	—	S	CR Bard, Inc.	7,753	—	(7,753)	—
200	—	(200)	—	@, S	Cree, Inc.	12,006	—	(12,006)	—
800	—	(800)	—	@, S	Crown Castle International Corp.	29,808	—	(29,808)	—
1,800	—	(1,800)	—	S	CVS Caremark Corp.	52,776	—	(52,776)	—
500	—	(500)	—		D.R. Horton, Inc.	4,915	—	(4,915)	—
3,000	—	(3,000)	—	S	Danaher Corp.	111,360	—	(111,360)	—
700	—	(700)	—	S	Deere & Co.	38,976	—	(38,976)	—
3,800	—	(3,800)	—	@, S	Dell, Inc.	45,828	—	(45,828)	—
200	—	(200)	—		Devon Energy Corp.	12,184	—	(12,184)	—
1,900	—	(1,900)	—	@, S	DIRECTV	64,448	—	(64,448)	—
1,000	—	(1,000)	—	S	Discover Financial Services	13,980	—	(13,980)	—
200	—	(200)	—		Dominion Resources, Inc.	7,748	—	(7,748)	—
255	—	(255)	—	S	Dow Chemical Co.	6,049	—	(6,049)	—
400	—	(400)	—	S	Dr Pepper Snapple Group, Inc.	14,956	—	(14,956)	—
500	—	(500)	—		Duke Energy Corp.	8,000	—	(8,000)	—
100	—	(100)	—		Eaton Corp.	6,544	—	(6,544)	—
2,300	—	(2,300)	—	@, S	eBay, Inc.	45,103	—	(45,103)	—
1,000	—	(1,000)	—	S	Ecolab, Inc.	44,910	—	(44,910)	—
200	—	(200)	—		Edison International	6,344	—	(6,344)	—
8,100	—	(8,100)	—		EI Du Pont de Nemours & Co.	280,179	—	(280,179)	—
2,600	—	(2,600)	—		El Paso Corp.	28,886	—	(28,886)	—
300	—	(300)	—		Eli Lilly & Co.	10,050	—	(10,050)	—
4,400	—	(4,400)	—	@, S	EMC Corp.	80,520	—	(80,520)	—
200	—	(200)	—		Emerson Electric Co.	8,738	—	(8,738)	—
300	—	(300)	—	@	Endo Pharmaceuticals Holdings, Inc.	6,546	—	(6,546)	—
400	—	(400)	—	S	EOG Resources, Inc.	39,348	—	(39,348)	—
400	—	(400)	—		Estee Lauder Cos., Inc.	22,292	—	(22,292)	—
300	—	(300)	—		Exelon Corp.	11,391	—	(11,391)	—
700	—	(700)	—	S	Expeditors International Washington, Inc.	24,157	—	(24,157)	—
1,000	—	(1,000)	—	@, S	Express Scripts, Inc.	47,020	—	(47,020)	—
4,138	—	(4,138)	—		ExxonMobil Corp.	236,156	—	(236,156)	—
600	—	(600)	—	S	FedEx Corp.	42,066	—	(42,066)	—
500	—	(500)	—		Fidelity National Title Group, Inc.	6,495	—	(6,495)	—
100	—	(100)	—		FirstEnergy Corp.	3,523	—	(3,523)	—
300	—	(300)	—	@, S	Fiserv, Inc.	13,698	—	(13,698)	—
800	—	(800)	—	S	Fluor Corp.	34,000	—	(34,000)	—
10,000	—	(10,000)	—	@, S	Ford Motor Co.	100,800	—	(100,800)	—
200	—	(200)	—	@	Forest Laboratories, Inc.	5,486	—	(5,486)	—
100	—	(100)	—		Fortune Brands, Inc.	3,918	—	(3,918)	—
800	—	(800)	—	@	Foster Wheeler AG	16,848	—	(16,848)	—
300	—	(300)	—	S	Franklin Resources, Inc.	25,857	—	(25,857)	—
800	—	(800)	—	S	Freeport-McMoRan Copper & Gold, Inc.	47,304	—	(47,304)	—
1,000	—	(1,000)	—	@	GameStop Corp.	18,790	—	(18,790)	—
100	—	(100)	—		General Dynamics Corp.	5,856	—	(5,856)	—
17,600	—	(17,600)	—		General Electric Co.	253,792	—	(253,792)	—
800	—	(800)	—		General Mills, Inc.	28,416	—	(28,416)	—
5,100	—	(5,100)	—		Genuine Parts Co.	201,195	—	(201,195)	—
1,100	—	(1,100)	—	@	Genworth Financial, Inc.	14,377	—	(14,377)	—
500	—	(500)	—	@, S	Genzyme Corp.	25,385	—	(25,385)	—
1,800	—	(1,800)	—	@, S	Gilead Sciences, Inc.	61,704	—	(61,704)	—
200	—	(200)	—		Goldman Sachs Group, Inc.	26,254	—	(26,254)	—
400	—	(400)	—	@, S	Google, Inc. - Class A	177,980	—	(177,980)	—
4,500	—	(4,500)	—	S	Halliburton Co.	110,475	—	(110,475)	—
200	—	(200)	—		Hartford Financial Services Group, Inc.	4,426	—	(4,426)	—
500	—	(500)	—	S	Hess Corp.	25,170	—	(25,170)	—
4,600	—	(4,600)	—	S	Hewlett-Packard Co.	199,088	—	(199,088)	—
400	—	(400)	—	S	HJ Heinz Co.	17,288	—	(17,288)	—
2,700	—	(2,700)	—	S	Honeywell International, Inc.	105,381	—	(105,381)	—
500	—	(500)	—	@, S	Hospira, Inc.	28,725	—	(28,725)	—
400	—	(400)	—	@	Humana, Inc.	18,268	—	(18,268)	—
200	—	(200)	—		Illinois Tool Works, Inc.	8,256	—	(8,256)	—
5,100	—	(5,100)	—		Integrys Energy Group, Inc.	223,074	—	(223,074)	—
18,400	—	(18,400)	—	S	Intel Corp.	357,880	—	(357,880)	—
100	—	(100)	—	@, S	IntercontinentalExchange, Inc.	11,303	—	(11,303)	—
4,300	—	(4,300)	—	S	International Business Machines Corp.	530,964	—	(530,964)	—
100	—	(100)	—	S	International Paper Co.	2,263	—	(2,263)	—
700	—	(700)	—	@, S	Intuit, Inc.	24,339	—	(24,339)	—
100	—	(100)	—	@, S	Intuitive Surgical, Inc.	31,562	—	(31,562)	—
382	—	(382)	—	@	Invesco Ltd.	6,429	—	(6,429)	—
800	—	(800)	—	S	ITT Corp.	35,936	—	(35,936)	—

400	—	(400)	—		JM Smucker Co.	24,088	—	(24,088)	—
7,700	—	(7,700)	—	S	Johnson & Johnson	454,762	—	(454,762)	—
2,500	—	(2,500)	—	S	Johnson Controls, Inc.	67,175	—	(67,175)	—
8,900	—	(8,900)	—		JP Morgan Chase & Co.	325,829	—	(325,829)	—
1,400	—	(1,400)	—	@, S	Juniper Networks, Inc.	31,948	—	(31,948)	—
500	—	(500)	—	@	Kansas City Southern	18,175	—	(18,175)	—
800	—	(800)	—		Kellogg Co.	40,240	—	(40,240)	—
800	—	(800)	—	@	King Pharmaceuticals, Inc.	6,072	—	(6,072)	—
600	—	(600)	—		Kraft Foods, Inc.	16,800	—	(16,800)	—
200	—	(200)	—		Kroger Co.	3,938	—	(3,938)	—
100	—	(100)	—	@, S	Laboratory Corp. of America Holdings	7,535	—	(7,535)	—
800	—	(800)	—	@, S	Las Vegas Sands Corp.	17,712	—	(17,712)	—
300	—	(300)	—		Leggett & Platt, Inc.	6,018	—	(6,018)	—
160	—	(160)	—	@	Liberty Media Corp. - Starz	8,294	—	(8,294)	—
500	—	(500)	—	@, S	Life Technologies Corp.	23,625	—	(23,625)	—
200	—	(200)	—	@	LifePoint Hospitals, Inc.	6,280	—	(6,280)	—
600	—	(600)	—		Lincoln National Corp.	14,574	—	(14,574)	—
800	—	(800)	—	S	Lockheed Martin Corp.	59,600	—	(59,600)	—
200	—	(200)	—		Loews Corp.	6,662	—	(6,662)	—
100	—	(100)	—		Lorillard, Inc.	7,198	—	(7,198)	—
8,700	—	(8,700)	—		Marathon Oil Corp.	270,483	—	(270,483)	—
1,100	—	(1,100)	—	S	Marriott International, Inc.	32,934	—	(32,934)	—
200	—	(200)	—		Marsh & McLennan Cos., Inc.	4,510	—	(4,510)	—
200	—	(200)	—	S	Mastercard, Inc.	39,906	—	(39,906)	—
200	—	(200)	—		Mattel, Inc.	4,232	—	(4,232)	—
600	—	(600)	—	@	McAfee, Inc.	18,432	—	(18,432)	—
5,000	—	(5,000)	—	S	McDonald’s Corp.	329,350	—	(329,350)	—
600	—	(600)	—	S	McGraw-Hill Cos., Inc.	16,884	—	(16,884)	—
700	—	(700)	—	S	McKesson Corp.	47,012	—	(47,012)	—
100	—	(100)	—		Mead Johnson Nutrition Co.	5,012	—	(5,012)	—
700	—	(700)	—	@, S	Medco Health Solutions, Inc.	38,556	—	(38,556)	—
2,400	—	(2,400)	—	S	Medtronic, Inc.	87,048	—	(87,048)	—
684	—	(684)	—		Merck & Co., Inc.	23,919	—	(23,919)	—
300	—	(300)	—		Metlife, Inc.	11,328	—	(11,328)	—
2,300	—	(2,300)	—	@, S	Micron Technology, Inc.	19,527	—	(19,527)	—
22,700	—	(22,700)	—	S	Microsoft Corp.	522,327	—	(522,327)	—
100	—	(100)	—	@	Mohawk Industries, Inc.	4,576	—	(4,576)	—
1,000	—	(1,000)	—	S	Monsanto Co.	46,220	—	(46,220)	—
4,900	—	(4,900)	—	@, S	Motorola, Inc.	31,948	—	(31,948)	—
70	—	(70)	—		Murphy Oil Corp.	3,469	—	(3,469)	—
1,200	—	(1,200)	—	@, S	Mylan Laboratories	20,448	—	(20,448)	—
300	—	(300)	—		Nalco Holding Co.	6,138	—	(6,138)	—
400	—	(400)	—	@	Nasdaq Stock Market, Inc.	7,112	—	(7,112)	—
1,100	—	(1,100)	—	S	National Oilwell Varco, Inc.	36,377	—	(36,377)	—
600	—	(600)	—	@, S	NetApp, Inc.	22,386	—	(22,386)	—
500	—	(500)	—		Newell Rubbermaid, Inc.	7,320	—	(7,320)	—
700	—	(700)	—		News Corp. - Class A	8,372	—	(8,372)	—
200	—	(200)	—		NextEra Energy, Inc.	9,752	—	(9,752)	—
1,000	—	(1,000)	—	S	Nike, Inc.	67,550	—	(67,550)	—
500	—	(500)	—		NiSource, Inc.	7,250	—	(7,250)	—
400	—	(400)	—		Norfolk Southern Corp.	21,220	—	(21,220)	—
400	—	(400)	—	S	Northern Trust Corp.	18,680	—	(18,680)	—
3,400	—	(3,400)	—		Northrop Grumman Corp.	185,096	—	(185,096)	—
400	—	(400)	—	@	NRG Energy, Inc.	8,484	—	(8,484)	—
100	—	(100)	—		Nucor Corp.	3,828	—	(3,828)	—
1,100	—	(1,100)	—	@, S	Nvidia Corp.	11,231	—	(11,231)	—
215	—	(215)	—	S	Occidental Petroleum Corp.	16,587	—	(16,587)	—
500	—	(500)	—		Omnicare, Inc.	11,850	—	(11,850)	—
2,000	—	(2,000)	—	S	Omnicom Group	68,600	—	(68,600)	—
6,700	—	(6,700)	—	S	Oracle Corp.	143,782	—	(143,782)	—
1,100	—	(1,100)	—	S	Paccar, Inc.	43,857	—	(43,857)	—
100	—	(100)	—		Pacific Gas & Electric Co.	4,110	—	(4,110)	—
500	—	(500)	—	S	Paychex, Inc.	12,985	—	(12,985)	—
600	—	(600)	—	S	Peabody Energy Corp.	23,478	—	(23,478)	—
2,700	—	(2,700)	—		PepsiCo, Inc.	164,565	—	(164,565)	—
2,182	—	(2,182)	—		Pfizer, Inc.	31,115	—	(31,115)	—
5,100	—	(5,100)	—		Philip Morris International, Inc.	233,784	—	(233,784)	—
200	—	(200)	—		Pioneer Natural Resources Co.	11,890	—	(11,890)	—
400	—	(400)	—		PNC Financial Services Group, Inc.	22,600	—	(22,600)	—
100	—	(100)	—		PPG Industries, Inc.	6,041	—	(6,041)	—
200	—	(200)	—		PPL Corp.	4,990	—	(4,990)	—
900	—	(900)	—	S	Praxair, Inc.	68,391	—	(68,391)	—
500	—	(500)	—	S	Precision Castparts Corp.	51,460	—	(51,460)	—
600	—	(600)	—		Principal Financial Group, Inc.	14,064	—	(14,064)	—
1,900	—	(1,900)	—		Procter & Gamble Co.	113,962	—	(113,962)	—
200	—	(200)	—		Progress Energy, Inc.	7,844	—	(7,844)	—
600	—	(600)	—		Progressive Corp.	11,232	—	(11,232)	—
200	—	(200)	—		Prudential Financial, Inc.	10,732	—	(10,732)	—
300	—	(300)	—		Public Service Enterprise Group, Inc.	9,399	—	(9,399)	—
400	—	(400)	—	@	Pulte Homes, Inc.	3,312	—	(3,312)	—
3,000	—	(3,000)	—	S	Qualcomm, Inc.	98,520	—	(98,520)	—
300	—	(300)	—	S	Quest Diagnostics	14,931	—	(14,931)	—
200	—	(200)	—	@	Ralcorp Holdings, Inc.	10,960	—	(10,960)	—
200	—	(200)	—	S	Range Resources Corp.	8,030	—	(8,030)	—
4,000	—	(4,000)	—		Raytheon Co.	193,560	—	(193,560)	—
1,300	—	(1,300)	—		Regions Financial Corp.	8,554	—	(8,554)	—

100	—	(100)	—		Reynolds American, Inc.	5,212	—	(5,212)	—
500	—	(500)	—	S	Rockwell Collins, Inc.	26,565	—	(26,565)	—
200	—	(200)	—		Safeway, Inc.	3,932	—	(3,932)	—
500	—	(500)	—	@, S	Salesforce.com, Inc.	42,910	—	(42,910)	—
500	—	(500)	—	@, S	Sandisk Corp.	21,035	—	(21,035)	—
200	—	(200)	—		Sara Lee Corp.	2,820	—	(2,820)	—
2,200	—	(2,200)	—	S	Schlumberger Ltd.	121,748	—	(121,748)	—
100	—	(100)	—		Sempra Energy	4,679	—	(4,679)	—
600	—	(600)	—	S	Smith International, Inc.	22,590	—	(22,590)	—
400	—	(400)	—	@	Smithfield Foods, Inc.	5,960	—	(5,960)	—
500	—	(500)	—		Southern Co.	16,640	—	(16,640)	—
200	—	(200)	—		Southwest Airlines Co.	2,222	—	(2,222)	—
600	—	(600)	—	@, S	Southwestern Energy Co.	23,184	—	(23,184)	—
400	—	(400)	—		Spectra Energy Corp.	8,028	—	(8,028)	—
5,200	—	(5,200)	—	@	Sprint Nextel Corp.	22,048	—	(22,048)	—
1,000	—	(1,000)	—	@, S	St. Jude Medical, Inc.	36,090	—	(36,090)	—
100	—	(100)	—		Stanley Black & Decker, Inc.	5,052	—	(5,052)	—
1,200	—	(1,200)	—	S	Starbucks Corp.	29,160	—	(29,160)	—
800	—	(800)	—	S	State Street Corp.	27,056	—	(27,056)	—
500	—	(500)	—		Steel Dynamics, Inc.	6,595	—	(6,595)	—
800	—	(800)	—	S	Stryker Corp.	40,048	—	(40,048)	—
800	—	(800)	—		SunTrust Bank	18,640	—	(18,640)	—
1,000	—	(1,000)	—		Supervalu, Inc.	10,840	—	(10,840)	—
1,500	—	(1,500)	—	@, S	Symantec Corp.	20,820	—	(20,820)	—
300	—	(300)	—		Sysco Corp.	8,571	—	(8,571)	—
600	—	(600)	—	S	T. Rowe Price Group, Inc.	26,634	—	(26,634)	—
1,300	—	(1,300)	—	S	Texas Instruments, Inc.	30,264	—	(30,264)	—
800	—	(800)	—	@, S	Thermo Fisher Scientific, Inc.	39,240	—	(39,240)	—
900	—	(900)	—	@	TIBCO Software, Inc.	10,854	—	(10,854)	—
168	—	(168)	—		Time Warner Cable, Inc.	8,749	—	(8,749)	—
666	—	(666)	—		Time Warner, Inc.	19,254	—	(19,254)	—
1,300	—	(1,300)	—	@	Toll Brothers, Inc.	21,268	—	(21,268)	—
100	—	(100)	—		Torchmark Corp.	4,951	—	(4,951)	—
400	—	(400)	—	@	Transocean Ltd.	18,532	—	(18,532)	—
200	—	(200)	—		Travelers Cos., Inc.	9,850	—	(9,850)	—
400	—	(400)	—	@	Ultra Petroleum Corp.	17,700	—	(17,700)	—
1,100	—	(1,100)	—	S	Union Pacific Corp.	76,461	—	(76,461)	—
1,450	—	(1,450)	—	S	United Parcel Service, Inc. - Class B	82,491	—	(82,491)	—
200	—	(200)	—		United Technologies Corp.	12,982	—	(12,982)	—
400	—	(400)	—		UnitedHealth Group, Inc.	11,360	—	(11,360)	—
300	—	(300)	—		Universal Health Services, Inc.	11,445	—	(11,445)	—
300	—	(300)	—		UnumProvident Corp.	6,510	—	(6,510)	—
400	—	(400)	—	@	URS Corp.	15,740	—	(15,740)	—
3,600	—	(3,600)	—	S	US Bancorp.	80,460	—	(80,460)	—
300	—	(300)	—		Valero Energy Corp.	5,394	—	(5,394)	—
9,900	—	(9,900)	—		Verizon Communications, Inc.	277,398	—	(277,398)	—
100	—	(100)	—		VF Corp.	7,118	—	(7,118)	—
255	—	(255)	—		Viacom - Class B	7,999	—	(7,999)	—
800	—	(800)	—	S	Visa, Inc.	56,600	—	(56,600)	—
1,300	—	(1,300)	—		Walgreen Co.	34,710	—	(34,710)	—
5,600	—	(5,600)	—		Wal-Mart Stores, Inc.	269,192	—	(269,192)	—
800	—	(800)	—		Walt Disney Co.	25,200	—	(25,200)	—
8,645	—	(8,645)	—	S	Waste Management, Inc.	270,502	—	(270,502)	—
1,900	—	(1,900)	—	@, S	Weatherford International Ltd.	24,966	—	(24,966)	—
200	—	(200)	—	@	WellPoint, Inc.	9,786	—	(9,786)	—
3,500	—	(3,500)	—		Wells Fargo & Co.	89,600	—	(89,600)	—
400	—	(400)	—	@, S	Western Digital Corp.	12,064	—	(12,064)	—
2,000	—	(2,000)	—	S	Western Union Co.	29,820	—	(29,820)	—
300	—	(300)	—		Williams Cos., Inc.	5,484	—	(5,484)	—
200	—	(200)	—		WR Berkley Corp.	5,292	—	(5,292)	—
200	—	(200)	—		Xcel Energy, Inc.	4,122	—	(4,122)	—
2,300	—	(2,300)	—		Xerox Corp.	18,492	—	(18,492)	—
1,400	—	(1,400)	—	S	Xilinx, Inc.	35,364	—	(35,364)	—
2,000	—	(2,000)	—	@, S	Yahoo!, Inc.	27,661	—	(27,661)	—
6,800	—	(6,800)	—	S	Yum! Brands, Inc.	265,472	—	(265,472)	—
900	—	(900)	—	@, S	Zimmer Holdings, Inc.	48,645	—	(48,645)	—
						16,669,549	—	(16,669,549)	—

					Total Common Stock	31,225,127	—	(31,225,127)	—
					(Cost $)	34,061,631	—	(34,061,631)	—

REAL ESTATE INVESTMENT TRUSTS: 0.3%
					France: 0.0%
231	—	(231)	—		Unibail	37,649	—	(37,649)	—
						37,649	—	(37,649)	—
					United Kingdom: 0.0%
1,799	—	(1,799)	—		British Land Co. PLC	11,621	—	(11,621)	—
2,358	—	(2,358)	—		Land Securities Group PLC	19,514	—	(19,514)	—
						31,135	—	(31,135)	—
					United States: 0.3%
4,900	—	(4,900)	—		Health Care Real Estate Investment Trust, Inc.	206,388	—	(206,388)	—
5,800	—	(5,800)	—		Plum Creek Timber Co., Inc.	200,274	—	(200,274)	—
300	—	(300)	—		Prologis	3,039	—	(3,039)	—
483	—	(483)	—	S	Simon Property Group, Inc.	39,002	—	(39,002)	—
						448,703	—	(448,703)	—

				Total Real Estate Investment Trusts	517,487	—	(517,487)	—
				(Cost $)	542,022	—	(542,022)	—

EXCHANGE-TRADED FUNDS: 0.2%
				United States: 0.2%
8,500	—	(8,500)	—	SPDR Barclays Capital High Yield Bond ETF	321,555	—	(321,555)	—

				Total Exchange-Traded Funds	321,555	—	(321,555)	—
				(Cost $)	317,709		(317,709)	—

UNDERLYING FUNDS: 63.7%
				United States: 63.7%
—	3,207,919	—	3,207,919	American Funds Bond Fund - Class 1 Shares	—	34,517,209	12,668,864	47,186,073
—	482,909	—	482,909	American Funds Global Small Capitalization Fund - Class 1 Shares	—	8,204,626	3,011,347	11,215,973
—	837,535	—	837,535	American Funds Growth Fund - Class 1 Shares	—	36,742,658	13,485,671	50,228,329
—	367,230	—	367,230	American Funds High-Income Bond Fund - Class 1 Shares	—	3,951,398	1,450,283	5,401,681
—	1,352,384	—	1,352,384	American Funds International Fund - Class 1 Shares	—	20,001,757	7,341,252	27,343,009
—	735,040	—	735,040	American Funds New World Fund - Class 1 Shares	—	13,899,605	5,101,577	19,001,182

				Total Investments in Underlying Funds	—	117,317,253	43,058,994	160,376,247
				(Cost $)	—	112,158,849	43,058,994	155,217,843

MUTUAL FUNDS: 3.1%
				United States: 3.1%
266,290	—	(266,290)	—	Morgan Stanley Institutional Fund Trust - Core Plus Fixed Income Portfolio	2,593,661	—	(2,593,661)	—
52,657	—	(52,657)	—	Morgan Stanley Institutional Fund, Inc. - Capital Growth Portfolio	972,043	—	(972,043)	—
92,951	—	(92,951)	—	Morgan Stanley Institutional Fund, Inc. - Emerging Markets Debt Portfolio	1,154,454	—	(1,154,454)	—
73,806	—	(73,806)	—	Morgan Stanley Institutional Fund, Inc. - Global Franchise Portfolio	987,519	—	(987,519)	—

				Total Mutual Funds	5,707,677	—	(5,707,677)	—
				(Cost $)	5,569,849	—	(5,569,849)	—

PREFERRED STOCK: 0.0%
				Germany: 0.0%
300	—	(300)	—	Fresenius AG	19,816	—	(19,816)	—
282	—	(282)	—	Henkel KGaA - Vorzug	13,770	—	(13,770)	—
69	—	(69)	—	Porsche AG	2,950	—	(2,950)	—
261	—	(261)	—	Volkswagen AG	22,903	—	(22,903)	—

				Total Preferred Stock	59,439	—	(59,439)	—
				(Cost $)	63,125	—	(63,125)	—

RIGHTS: 0.0%
				Norway: 0.0%
263	—	(263)	—	Norsk Hydro ASA	136	—	(136)	—
					136	—	(136)	—
				Utilities: 0.0%
5,090	—	(5,090)	—	Iberdrola SA	1,189	—	(1,189)	—
					1,189	—	(1,189)	—

				Total Rights	1,325	—	(1,325)	—
				(Cost $)	—	—		—

WARRANTS: 0.0%
				Italy: 0.0%
405	—	(405)	—	Unione di Banche Italiane SCPA	8	—	(8)	—

				Total Warrants	8	—		—
				(Cost $)	—	—		—

Principal Amount							Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.6%
					Federal Home Loan Mortgage Corporation##: 0.8%
$1,240,000.00	$—	(1,240,000)	—	S	5.500%, due 08/20/12		$1,363,695	$—	$(1,363,695)	$—

					Federal National Mortgage Association##: 0.8%
1,415,000	—	(1,415,000)	—	S	4.875%, due 05/18/12		1,525,015	—	(1,525,015)	—

					Total U.S. Government Agency Obligations		2,888,710	—	(2,888,710)	—
					(Cost $)		2,768,695	—	(2,768,695)	—

U.S. TREASURY OBLIGATIONS: 1.3%
					U.S. Treasury Notes: 1.3%
2,125,000	—	(2,125,000)	—	S	4.000%, due 08/15/18		2,337,666	—	(2,337,666)	—

					Total U.S. Treasury Obligations		2,337,666	—		—
					(Cost $)		2,151,644	—	(2,151,644)	—

					Total Investments in Securities	87.1%	43,058,994	117,317,253		160,376,247
					(Cost $)		45,474,675	112,158,849	(2,415,681)	155,217,843
					Other Assets and Liabilities - Net	12.9%	23,938,367	(93,245)		23,845,122
					Net Assets	100.0%	$66,997,361	$117,224,008		$184,221,369

					Pro-forma adjustment	—	(15,031,263)	—	—	(15,031,263)
					Net Assets after pro-forma adjustment	100.0%	$51,966,098	$117,224,008		$169,190,106

@	Non-income producing security
ADR	American Depositary Receipt
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is:	$46,046,040	112,159,132	(2,987,046)	155,218,126

	Net unrealized appreciation/depreciation consists of:
	Gross Unrealized Appreciation	$878,259	$5,736,710	$(878,259)	$5,736,710
	Gross Unrealized Depreciation	(3,865,305)	(578,589)	3,865,305	(578,589)
	Net Unrealized Appreciation/Depreciation	$(2,987,046)	$5,158,121		$5,158,121

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Trustees (“Board”) of ING Morgan Stanley Global Tactical Allocation Portfolio (“Morgan Stanley Global Tactical Allocation”) and ING American Funds World Allocation Portfolio (“American Funds World Allocation”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated September 30, 2010, (the “Plan”) whereby, subject to approval by the shareholders of Morgan Stanley Global Tactical Allocation, American Funds World Allocation will acquire all of the assets of Morgan Stanley Global Tactical Allocation, subject to the liabilities of such Portfolio, in exchange for American Funds World Allocation issuing shares of such fund to shareholders of Morgan Stanley Global Tactical Allocation in a number equal in value to net assets of Morgan Stanley Global Tactical Allocation (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with American Funds World Allocation remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at June 30, 2010.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Morgan Stanley Global Tactical Allocation and American Funds World Allocation at June 30, 2010.  The unaudited pro forma Statement of Operations reflects the results of operations of Morgan Stanley Global Tactical Allocation and American Funds World Allocation for the six-months ended June 30, 2010.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Morgan Stanley Global Tactical Allocation and American Funds World Allocation under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Morgan Stanley Global Tactical Allocation and American Funds World Allocation as of June 30, 2010. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of Morgan Stanley Global Tactical Allocation and the purchases of assets American Funds World Allocation may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of American Funds World Allocation for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common American Funds World Allocation issued in connection with the proposed acquisition of Morgan Stanley Global Tactical Allocation by American

Funds World Allocation as of June 30, 2010.  The number of additional shares issued was calculated by dividing the net assets of each class of Morgan Stanley Global Tactical Allocation by the respective class net asset value per share of American Funds World Allocation.

Note 4 — Merger Costs:

Directed Services LLC (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by Directed Services LLC are estimated at approximately $111,200. These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Set forth below is an excerpt from ING American Funds World Allocation Portfolio’s annual report dated December 31, 2009.

*           *           *           *

Market Perspective:  Year Ended December 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)       The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)       The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)       The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)       The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)       The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)       The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)       The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)       The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)       The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)     The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

*           *           *           *

ING American Funds World Allocation Portfolio

ING American Funds World Portfolio (the ‘‘Portfolio’’) seeks long-term growth of capital. The Portfolio invests in a combination of American Funds Insurance Series® Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC. The Portfolio is managed by Directed Services LLC, under the guidance of an Investment Review Committee.(1)

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 34.73% compared to the MSCI All Country World Index(2) (“MSCI ACWI”), the Barclays Capital U.S. Aggregate Bond Index(3) and a Composite Index consisting of 70% the MSCI ACWI and 30% the Barclays Capital U.S. Aggregate Bond Index, which returned 34.63%, 5.93% and 25.93%, respectively, for the same period.

Portfolio Specifics: The Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolio invests are set out below. As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

Asset Allocation

as of December 31, 2009

(as a percent of net assets)

American Funds Growth Fund — Class 1 Shares	31.9%

American Funds Bond Fund — Class 1 Shares	27.1%

American Funds International Fund — Class 1 Shares	18.9%

American Funds New World Fund — Class 1 Shares	12.0%

American Funds Global Small Capitalization Fund — Class 1 Shares	7.1%

American Funds High-Income Bond Fund — Class 1 Shares	3.1%

Other Assets and Liabilities — Net	(0.1)%

Net Assets	100.0%

Portfolio holdings are subject to change daily

Assets will be allocated among the Underlying Funds and markets based on judgments made by Directed Services LLC. The performance of the Portfolio reflects the performance of the Underlying Funds in which it invests and the weightings of the Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolio may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolio may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

During the period, American Funds Insurance Series® New World Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Global Small Capitalization Fund, American Funds Insurance Series® Bond Fund and American Funds Insurance Series® International Fund outperformed relative to their respective asset class benchmarks.

Overweight positioning in the strong performing emerging markets region was a primary contributor to American Funds Insurance Series® New World Fund’s 2009 results. Underweight positioning, combined with strong holdings in the financials sectors, notably commercial banks in developing markets, and holdings within beverages and food and staples retailing also contributed.

Within American Funds Insurance Series® Growth Fund, oil and gas and consumable fuel holdings contributed during the year. Underweight positioning and holdings in consumer staples also contributed to results.

Underweight positioning and holdings in the financials and industrials sectors helped American Funds Insurance Series® Global Small Capitalization Fund during the year.

American Funds Insurance Series® Bond Fund’s overweight allocation to high-yield corporate bonds did well during the year. High-yield was followed by investment-grade corporate bonds, where the Fund was overweight.

Holdings in the consumer discretionary sector, particularly those within textiles, apparel and luxury goods in China, contributed to American Funds Insurance Series® International Fund. The Fund’s underweight positioning within the weak performing utilities sectors, and energy exposure within emerging markets, further contributed to results during the year.

American Funds Insurance Series® High-Income Bond Fund underperformed during the period relative to its asset class benchmark. The Fund’s above average cash position detracted from returns during the year. The Fund’s BBB-rated holdings further hurt returns during the year as they generally trailed below-investment-grade bonds.

Current Strategy and Outlook: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. Economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Unemployment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Target Allocations as of December 31, 2009

(as a percentage of net assets)

Equity Securities	70%

Fixed-Income Securities	30%

100.0%

Portfolio holdings are subject to change daily.

(1)       The members of the Investment Review Committee are: William A. Evans, Paul Zemsky and Heather Hackett. Effective August 12, 2009, Ms. Hackett replaced Mike Roland as a member of the Investment Review Committee.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Average Annual Total Returns for the Periods Ended December 31, 2009

	1 Year	Since Inception September 29, 2008

ING American Funds World Allocation Portfolio	34.73%	6.37%

MSCI ACWISM(1)	34.63%	3.59	%(4)

Barclays Capital U.S. Aggregate Bond Index(2)	5.93%	8.54	%(4)

Composite Index(3)	25.93%	5.93	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds World Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)       The MSCI ACWISM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(2)       The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(3)       The Composite Index is comprised of 70% MSCI ACWISM and 30% Barclays Capital U.S. Aggregate Bond Index.

(4)       Since inception performance of the index is shown from October 1, 2008.

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 11, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of ING Morgan Stanley Global Tactical Asset Allocation Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instruction Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☐

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible.  Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING Morgan Stanley Global Tactical Asset Allocation Portfolio and ING American Funds World Allocation Portfolio, providing for the reorganization of ING Morgan Stanley Global Tactical Asset Allocation Portfolio with and into ING American Funds World Allocation Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ING FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot,

sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 11, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING MORGAN STANLEY GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on January 11, 2011, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING Morgan Stanley Global Tactical Asset Allocation Portfolio with and into ING American Funds World Allocation Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART C:

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article V, Section 5.4 of the Agreement and Declaration of Trust of ING Investors Trust (the “Registrant” or the “Trust”), provides for the indemnification of trustees and officers as follows:

The Trust shall indemnify (from the assets of the Series or Series in question or, if appropriate and permitted, from the assets of a Class or Classes) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants, and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”).

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

The Trust has a management agreement with ING Investments, LLC (“ING Investments”) with respect to ING American Funds Portfolios, ING LifeStyle Portfolios, ING Disciplined Small Cap Value Portfolio, ING Global Real Estate Portfolio and ING Index Plus International Equity Portfolio.  Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1)	(A)	Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(17)

(B)	Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(17)

(C)	Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

(D)	Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

(E)	Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(18)

(F)	Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

(G)	Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

(H)	Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002(20)

(I)	Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust(22)

(J)	Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust(23)

(K)	Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust(23)

(L)	Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust(23)

(M)	Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

(N)	Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

(O)	Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust(25)

(P)	Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust(25)

(Q)	Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

(R)	Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

(S)	Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust(25)

(T)

Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios(27)

(U)

Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio(27)

(V)

Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio(27)

(W)

Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio(29)

(X)

Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio(33)

(Y)

Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio(33)

(Z)	Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio(33)

(AA)

Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio(33)

(BB)

Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio(33)

(CC)

Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio(33)

(DD)

Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio(34)

(EE)

Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio(35)

(FF)

Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio(35)

(GG)

Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest(35)

(HH)

Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio(36)

(II)

Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van

Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio(36)

(JJ)	Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio(36)

(KK)	Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio(38)

(LL)	Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio(38)

(MM)	Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio(38)

(NN)	Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio(38)

(OO)

Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio(40)

(PP)	Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007(42)

(QQ)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007(42)

(RR)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007(42)

(SS)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007(42)

(TT)	Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007(42)

(UU)	Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008(42)

(VV)	Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008(42)

(WW)	Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008(42)

(XX)	Amendment #46 to the Amended and Restated Agreement and Declaration of Trust , Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008(42)

(YY)	Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008(42)

(ZZ)	Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008(42)

(AAA)	Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008(43)

(BBB)	Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008(43)

(CCC)

Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio), dated September 11, 2008(44)

(DDD)	Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009(45)

(EEE)	Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009(45)

(FFF)	Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009(45)

(GGG)

Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009(45)

(HHH)	Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009((46)

(III)

Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio(46)

(JJJ)

Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio(46)

(KKK)

Amendment #56 dated August 10, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING AllianceBernstein Mid Cap Equity Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio (47)

(LLL)	Amendment #57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING Disciplined Small Cap Value Portfolio (47)

(MMM)	Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio, effective October 23, 2009 (47)

(NNN)	Amendment #58 dated October 26, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING LifeStyle Portfolios (48)

(OOO)

Amendment #59 effective November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to designate Adviser Class shares for ING Van Kampen Global Tactical Asset Allocation Portfolio (47)

(PPP)

Amendment #59 dated November 27, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the designation of Adviser Class shares for ING Van Kampen Global Tactical Allocation Portfolio (48)

(QQQ)	Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio (48)

	(RRR)	Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio (48)

(SSS)

Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio (48)

(2)	By-laws(1)

(3)	Not applicable.

(4)

Agreement and Plan of Reorganization between ING Morgan Stanley Global Tactical Asset Allocation Portfolio and ING American Funds World Allocation Portfolio, each a separate series of ING Investors Trust — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining Rights of Security Holders(1)

(6)	(A)	(1)	Amended and Restated Management Agreement, effective October 24, 1997, as amended May 24, 2002, and as amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC(35)

			(i)	Amended Schedule A and Amended Schedule B, dated January 1, 2010, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC (48)

			(ii)	Letter agreement, dated May 1, 2010, to reduce the annual investment management fee for ING BlackRock Large Cap Value Portfolio, for the period from May 1, 2010 through and including May 1, 2011 (48)

			(iii)	Letter Agreement, dated May 1, 2009, to reduce the annual investment management fee for ING Van Kampen Capital Growth Portfolio, for the period from May 1, 2009 through May 1, 2010(45)

(iv)

Letter Agreement, dated April 1, 2010, to reduce the investment management fees for ING PIMCO Total Return Bond Portfolio (formerly, ING PIMCO Core Bond Portfolio), for the period from April 1, 2010 through April 1, 2011 (48)

			(v)	Letter Agreement, dated May 1, 2010, to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio, for the period from May 1, 2010 through May 1, 2011 (48)

(vi)

Letter Agreement, dated May 1, 2010 to reduce the annual investment management fee for ING Clarion Real Estate Portfolio (formerly, ING Van Kampen Real Estate Portfolio) for the period from May 1, 2010 through May 1, 2011 (48)

		(2)	Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (for American Funds)(20)

			(i)	First Amendment to Investment Management Agreement, between ING Investors Trust and ING Investments, LLC, effective as of September 2, 2004(25)

			(ii)	Second Amendment to Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC, effective as of December 15, 2006(35)

			(iii)	Amended Schedule A, effective April 28, 2008, to the Investment Management Agreement dated August 21, 2003, between ING Investors Trust and ING Investments, LLC(42)

	(3)	Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC(24)

		(i)	First Amendment to Management Agreement, dated September 2, 2004, between ING Investors Trust and ING Investments, LLC (25)

		(ii)	Second Amendment to Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC effective as of December 15, 2006(35)

		(iii)	Amended Schedule A, effective November 2009 with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC (48)

(iv)

Letter Agreement, dated May 1, 2010 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio) for the period from May 1, 2010 through May 1, 2011 (48)

	(4)	Amended and Restated Investment Management Agreement, effective April 29, 2005 as amended and restated January 1, 2007, between ING Investors Trust and Directed Services LLC(35)

(i)

Amended Schedule A, effective April 30, 2010, with respect to the Amended and Restated Investment Management Agreement, effective April 29, 2005 and amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC (48)

		(ii)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING Van Kampen Global Tactical Asset Allocation Portfolio effective May 13, 2009 (47)

		(iii)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING BlackRock Inflation Protected Bond Portfolio effective March 15, 2010 (48)

		(iv)	Waiver Letter between Directed Services LLC and ING Investors Trust regarding ING DFA Global All Equity Portfolio effective April 30, 2010 (48)

	(5)	Letter Agreement, dated January 1, 2007, between ING Investors Trust and Directed Services LLC(36)

(B)	Portfolio Management Agreements

	(1)	Portfolio Management Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc.(2)

		(i)	Schedule A to Portfolio Management Agreement(25)

(ii)

Amended Schedule B, effective April 28, 2006, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income Portfolios(34)

(iii)

Form of Amended Schedule A and Amended Schedule B, effective August 20, 2008, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price and Associates, Inc. regarding ING T. Rowe Price Personal Strategy Growth Portfolio(43)

		(iv)	Letter Agreement, dated December 5, 2001, to Portfolio Manager Agreement with T. Rowe Price Associates, Inc.(11)

		(v)	Form of Letter Agreement, effective August 20, 2008, to the sub-advisory agreement dated October 24, 1997 between T. Rowe Price Associates, Inc., Directed Services LLC and ING Investors Trust(43)

		(vi)	Second Amendment to Portfolio Manager Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc.(22)

	(vii)	Third Amendment to Portfolio Manager Agreement dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc., effective as of December 15, 2006(35)

	(viii)	Fourth Amendment to Sub-Advisory Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, LLC and T. Rowe Price Associates, Inc., effective July 7, 2008(43)

(2)	Portfolio Management Agreement, dated December 1, 2005, between ING Investors Trust, Direct Services Inc., and Lord, Abbett & Co. LLC(35)

	(i)	First Amendment to Portfolio Management Agreement dated December 1, 2005 among ING Investors Trust, Directed Services, Inc., and Lord, Abbett & Co. LLC, effective as of December 15, 2006(37)

(3)

Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated on April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company(33)

	(i)	Termination Letter, dated June 7, 2006 to terminate Massachusetts Financial Service Company as Portfolio Manager to ING MFS Mid Cap Growth Portfolio(35)

(ii)

First Amendment to Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated April 29, 2005, among ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company effective as of December 15, 2006(37)

	(iii)	Amended Schedule A, Compensation for Services to Series, dated October 2007(43)

(4)	Sub-Advisory Agreement, dated April 30, 2007, between Directed Services LLC and Franklin Mutual Advisers, LLC(42)

(5)

Amended and Restated Portfolio Management Agreement dated October 2, 2000 and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(33)

(i)

Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio and ING FMR Diversified Mid Cap Portfolio(33)

(ii)

Amended Schedule A, effective September 2007, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(43)

(iii)

Amended Schedule B Compensation for Services to Series, effective September 2007, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company(43)

(iv)

First Amendment to Amended and Restated Portfolio Management Agreement, dated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company, effective December 15, 2006(37)

(v)

Sub-Sub-Advisory Agreement dated August 7, 2006, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio, ING FMR Diversified Mid Cap Portfolio, ING FMR Mid Cap Growth Portfolio and ING FMR Equity Income Portfolio(45)

	(vi)	Termination Letter dated January 10, 2008 to FMR in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008(45)

	(vii)	Termination Letter dated January 10, 2008 to Directed Services LLC in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008(45)

(6)	Portfolio Management Agreement, dated April 30, 2001, between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC(18)

	(i)	Amended Schedule A and Amended Schedule B Compensation for Services to Series, dated March 24, 2004(26)

(ii)

First Amendment to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC effective as of December 15, 2006(35)

(iii)

Second Amendment and Amended Schedule B to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC effective April 1, 2008(43)

	(iv)	Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated April 30, 2001 between ING Investors Trust, Directed Services, LLC and Pacific Investment Management Company, LLC(48)

(7)	Portfolio Management Agreement, dated May 1, 2002, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management Inc.(18)

(i)

Amended Schedule A and Amended Schedule B to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management, Inc., effective August 20, 2008(43)

	(ii)	Sub-Advisory Agreement, dated December 1, 2003, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited(22)

	(iii)	Amendment to Portfolio Management Agreement and Amended Schedule B, dated June 1, 2005, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc.(33)

(iv)

Second Amendment, effective December 15, 2006, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of December 15, 2006(39)

(v)

Third Amendment, effective April 30, 2007, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of April 30, 2007(39)

	(vi)	Termination Letter dated February 27, 2009 in regards to the ING Van Kampen Real Estate Portfolio effective May 1, 2009(45)

	(vii)	Termination Letter dated May 3, 2009 in regards to the ING Van Kampen Capital Growth Portfolio effective July 3, 2009(46)

(viii)

Waiver Letter between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen regarding the ING Van Kampen Global Tactical Asset Allocation Portfolio effective May 13, 2009(47)

(8)

Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management, Inc. (successor to J.P. Morgan Fleming Asset Management (USA), Inc.) dated March 26, 2002, as amended and restated April 29, 2005(34)

	(i)	Schedule A Compensation for Services to Series dated September 2007(43)

(ii)

First Amendment to the Amended and Restated Portfolio Management Agreement, dated March 26, 2002 as amended and restated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and J. P. Morgan Investment Management Inc. effective as of December 15, 2006(36)

	(iii)	Termination Letter dated May 3, 2009 in regards to the ING JPMorgan Value Opportunities Portfolio effective July 3, 2009(46)

(iv)

Amended Schedule A dated November 2009 to the Amended and Restated Portfolio Management Agreement dated March 26, 2002, as amended and restated April 29, 2005 between ING Investors Trust, Directed Services LLC and J.P. Morgan Investment Management, Inc.(48)

(9)	Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(18)

	(i)	Schedule A(25)

	(ii)	First Amendment to Portfolio Management Agreement, effective as of July 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(23)

	(iii)	Second Amendment to the Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC(23)

	(iv)	Letter to amend the Portfolio Management Agreement, dated April 13, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC dated January 1, 2004(35)

	(v)	Termination Letter, dated February 26, 2004, to Janus Capital Management LLC from Registrant regarding the ING Janus Growth and Income Portfolio(23)

	(vi)	Fourth Amendment to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc., and Janus Capital Management LLC effective as of December 15, 2006(36).

(vii)

Amended Schedule B, Compensation for Services to Series to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC, effective April 30, 2007(37)

	(viii)	Sixth Amendment to Portfolio Management Agreement dated April 3, 2002, between ING Investors Trust, Directed Services LLC and Janus Capital Management LLC, effective May 1, 2009(46)

(10)	Portfolio Management Agreement, dated December 14, 2007, between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC(42)

	(i)	First Amendment dated December 15, 2006 to the Portfolio Management Agreement dated December 14, 2007 between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC(48)

	(ii)	Schedule A, Compensation for Services to Series, dated December 14, 2007(42)

(11)	Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC(19)

	(i)	First Amendment to Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC, effective as of December 15, 2006(36)

	(ii)	Amended Schedule A with Respect to the Sub-Advisory Agreement between Directed Serviced LLC and Julius Baer Investment Management, Inc., dated July 31, 2007(42)

	(iii)	Second Amendment dated August 20, 2009 to the Sub-Advisory Agreement dated September 2, 2003 between Directed Services, Inc. and Julius Baer Investment Management LLC(48)

	(iv)	Form of Sub-Advisory Agreement dated September 30, 2009 between Directed Services, LLC and Artio Global Management LLC(48)

(12)	Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc.(22)

	(i)	Amended Schedule A, effective August 20, 2007, to the Sub-Advisory Agreement between Directed Services, LLC and ING Investment Management Co. regarding ING Focus 5 Portfolio(39)

	(ii)	First Amendment to Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. effective as of September 1, 2003(22)

(iii)

Second Amendment to the Sub-Advisory Agreement, dated August 1, 2003 between Directed Services, Inc. and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) effective as of December 15, 2006(35)

(iv)

Third Amendment dated September 15, 2007 to Sub-Advisory Agreement, dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.)(42)

(v)

Fourth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co (formerly Aeltus Investment Management, Inc.)(48)

(vi)

Amended Schedule A dated November 2009 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.)(48)

(vii)

Termination Letter dated April 30, 2010 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.(48)

(13)	Portfolio Management Agreement, dated November 12, 2008, between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC(44)

(i)

Amended Schedule B, Compensation for Services to Series to the Portfolio Management Agreement dated November 12, 2008 between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC effective February 1, 2009(45)

(14)	Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc.(26)

(i)

Amended Schedule A Compensation for Services to Series, effective February 1, 2009, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc.(45)

(ii)

First Amendment to Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. effective as of December 15, 2006(36)

(15)	Portfolio Management Agreement, dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc.(29)

	(i)	Amended Schedule A Compensation for Services to Series dated September 2007(43)

	(ii)	First Amendment to Portfolio Management Agreement dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. effective as of December 15, 2006(35)

	(iii)	Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated August 29, 2995 between ING Investors Trust, Directed Services, LLC and Wells Capital Management, Inc.(48)

(16)	Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities, L.P. dated January 3, 2006 with respect to ING Global Real Estate Portfolio(30)

(i)

Amended Schedule A to the Sub-Advisory Agreement dated May 1, 2009 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio effective May 1, 2009(45)

(ii)

First Amendment to Sub-Advisory Agreement, dated January 3, 2006 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Global Real Estate Fund effective as of December 15, 2006(35)

(17)	Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio(34)

(i)

First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio effective as of December 15, 2006(39)

(18)	Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio(33)

(i)

First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of December 15, 2006(35)

(ii)

Second Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of September 15, 2007(42)

	(iii)	Plan of Liquidation and Dissolution Letter, effective April 28, 2008(43)

	(iv)	Third Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co., effective August 1, 2008(44)

	(v)	Schedule A dated October 2008 with respect to the Sub-Advisory Agreement, dated April 28, 2006 between ING Investments LLC and ING Investment Management Co.(45)

(19)	Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC(39)

	(i)	Amended Schedule A, effective April 30, 2007, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC(39)

	(ii)	Amendment to Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC, effective June 16, 2008(43)

(20)	Sub-Advisory Agreement, dated April 30, 2007, between ING Investors Trust, Directed Services LLC and BlackRock Financial Management, Inc. (37)

	(i)	Amendment to Sub-Advisory Agreement, dated April 30, 2007 between ING Investors Trust, Directed Services, LLC and Black Rock Financial Management, Inc., effective June 16, 2008(43)

(21)	Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited(35)

(i)

Amended Schedule A to the Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited, effective April 28, 2006(35)

	(ii)	First Amendment to Portfolio Management Agreement, dated December 5, 2005, between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited dated December 15, 2006(35)

	(iii)	Second Amendment to Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services LLC and Templeton Global Advisors Limited dated January 5, 2009(44)

(22)	Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Goldman Sachs Asset Management L.P.(43)

(23)	Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services LLC and American Century Global Investment Management, Inc.(44)

(24)	Portfolio Management Agreement, dated September 15, 2008 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc regarding ING Oppenheimer Active Asset Allocation Portfolio(44)

	(i)	Waiver Letter dated September 15, 2008 between Directed Services LLC and OppenheimerFunds, Inc. regarding the waiver for ING Oppenheimer Active Asset Allocation Portfolio(45)

(ii)

First Amendment dated October 1, 2009 to the Portfolio Management Agreement dated September 15, 2008 between ING Investors Trust, ING Investments LLC and OppenheimerFunds, Inc. regarding ING Oppenheimer Active Asset Allocation Portfolio(48)

	(iii)	Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated September 15, 200 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc.(48)

	(iv)	Waiver Letter dated May 1, 2010 between ING Investments, LLC and OppenheimerFunds, Inc. regarding the waiver of the sub-advisory fee for ING Oppenheimer Active Allocation Portfolio(48)

(25)	(1)

Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Schroder Investment Management North America, Inc. in regards to ING Multi-Manager International Small Cap Portfolio(44)

	(2)	Sub-Sub-Advisory Agreement dated April 28, 2008 between Directed Services, LLC, Schroder Investment Management North America, Inc. and Schroder Investment Management North American Limited(48)

(26)	(1)	Interim Sub-Advisory Agreement, dated May 1, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding ING Clarion Real Estate Portfolio(45)

	(2)	Sub-Advisory Agreement dated July 9, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding the ING Clarion Real Estate Portfolio(46)

(27)

Interim Sub-Advisory Agreement dated April 30, 2009 between Directed Services LLC and ING Investment Management Co. in regards to the ING Growth and Income Portfolio II (formerly Legg Mason Value Portfolio)(45)

		(28)	Sub-Advisory Agreement dated April 28, 2008 between ING Investors Trust, Directed Services LLC and Goldman Sachs Asset Management L.P.(48)

		(29)	Form of Sub-Advisory Agreement dated April 30, 2010 between ING Investors Trust, Directed Services LLC and Dimensional Fund Advisors(48)

(7)	(A)	(1)	Distribution Agreement, dated January 1, 2007, between ING Investors Trust and ING Funds Distributor, LLC(35)

(i) Amended Schedule A, effective April 30, 2010, to the Distribution Agreement between ING Investors Trust and ING Funds Distributor, LLC(48)

(8)	Not Applicable.

(9)	(A)	(1)	Custody Agreement, dated January 6, 2003, with The Bank of New York(19)

(i) Amended Exhibit A, effective April 30, 2010, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

		(2)	Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York(20)

(i) Amended Exhibit A, effective April 30, 2010, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

		(3)	Fund Accounting Agreement, dated January 6, 2003, with Bank of New York(22)

(i) Amended Exhibit A, effective April 30, 2010, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon(48)

(10)	(A)	(1)	Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares, effective January 1, 2007(36)

(i)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares from May 1, 2010 through May 1, 2011(48)

(ii) Amended Schedule, dated January 7, 2010 to the Amended and Restated Distribution Plan for Service 2 Class shares (48)

	(B)	(1)	Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective January 1, 2007(36)

(i)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares(48)

(ii)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated November 27, 2009 regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio(47)

(iii)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated May 1, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING U.S. Stock Index Portfolio (formerly ING Stock Index Portfolio)(48)

			(iv)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated April 30, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING PIMCO Total Return Bond Portfolio from April 30, 2010 through May 1, 2011(48)

			(v)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated May 1, 2011 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING DFA Global All Equity Portfolio (formerly, ING Focus 5 Portfolio) from May 1, 2011 through May 1, 2012(48)

			(vi)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated April 30, 2010 regarding the reduction in fee payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING DFA Global Allocation Portfolio(48)

			(vii)	Amended Schedule, dated April 30, 2010 to the Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares(48)

	(c)	(1)

ING Investors Trust Amended and Restated Distribution Plan with ING Investors Trust, effective November 9, 2007, for ING American Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth — Income Portfolio(41)

			(i)	Amended Schedule A, dated June 2008, to the Amended and Restated Distribution Plan with ING Investors Trust(43)

	(D)	(1)	Shareholder Service Plan with ING Investors Trust, amended on November 9, 2007 for Service and Service 2 Class Shares(42)

			(i)	Waiver Letter dated March 15, 2010 to waive the shareholder service fee for Service Class Shares of ING U.S. Stock Index Portfolio (formerly, ING Stock Index Portfolio)(48)

			(ii)

Amended Schedule A, Schedule of Series, amended on April 30, 2010, with respect to the Shareholder Service Plan for Service and Service 2 Class shares, between ING Investors Trust and ING Funds Distributor, LLC(48)

	(E)	(1)	Shareholder Service and Distribution Plan for ADV Class regarding ING Retirement Portfolios effective August 12, 2009(46)

			(i)	Waiver Letter dated August 12, 2009 to reduce the distribution fee for Adviser Class shares regarding ING Retirement Portfolios until May 1, 2012(46)

	(F)	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, approved March 30, 2005(26)

			(i)	Amended Schedule A, amended on November 30, 2009, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust(47)

			(ii)	Amended Schedule A dated April 30, 2010 with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust(48)

(11)	Opinion and Consent of Counsel — Filed herewith.

(12)	Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(A)	(1)	Amended and Restated Administrative Services Sub-Contract, effective January 2, 2003, as amended and restated on January 1, 2007 between Directed Services LLC and ING Funds Services, LLC(35)

(i) Amended Schedule A, effective November 2009, to the Amended and Restated Administrative Services Sub-Contract between Directed Services, LLC and ING Funds Services, LLC(48)

		(2)	Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services, Inc. and Security Life of Denver Insurance Company(27)

		(3)	Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services, Inc. and Southland Life Insurance Company(13)

		(4)	Amended and Restated Administration Agreement, made on August 21, 2003 as amended and restated on April 29, 2005 and November 30, 2008, between ING Investors Trust and ING Funds Services, LLC(46)

(i) Amended Schedule A, effective April 30, 2010, to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC(48)

(ii) Waiver Letter dated August 12, 2009 between ING Funds Services, LLC and ING Investors Trust with regard to the ING Retirement Portfolios for the period of August 12, 2009 through May 1, 2012(46)

		(5)	Amended and Restated Administration Agreement made on May 3, 2004 as amended and restated on November 30, 2008, between ING Investors Trust and ING Funds Services, LLC(46)

	(B)	(1)	Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc.(25)

(i)

Amended Schedule A of Series, dated April 29, 2005, with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services LLC, effective July 17, 2006, to include ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio(34)

(2)

Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. with respect to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios(25)

		(3)	Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust(25)

		(4)	Securities Lending Agreement and Guaranty with The Bank of New York Melon and Schedule I, dated August 7, 2003(22)

(i) Amended Exhibit A effective April 30, 2010, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003(48)

(ii) Global Securities Lending Supplement(25)

	(C)	(1)	Organizational Agreement for Golden American Life Insurance Company(1)

(i) Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance)(1)

(ii) Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series(2)

(iii) Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series(1)

		(iv)	Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series(14)

		(v)	Form of Addendum to the Organizational Agreement adding Managed Global Series(15)

(vi)

Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series(8)

		(vii)	Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series(9)

		(viii)	Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series(9)

		(ix)	Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series(4)

		(x)	Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series(5)

		(xi)	Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series(6)

(xii)

Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE(7)

	(2)	Organizational Agreement for The Mutual Benefit Life Insurance Company(2)

		(i)	Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company)(1)

(D)	(1)	Settlement Agreement for Golden American Life Insurance Company(1)

	(2)	Assignment Agreement for Settlement Agreement(2)

	(3)	Settlement Agreement for The Mutual Benefit Life Insurance Company(1)

	(4)	Assignment Agreement for Settlement Agreement(1)

(E)	(1)	Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc. (1)

	(2)	Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A(25)

		(i)	Form of Schedule A with respect to Indemnification Agreement(25)

(F)	(1)

Form of Fund Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.(36)

(2)

Form of Shareholder Servicing Agreement, effective January 1, 2007, between ING Investors Trust, ING Partners, Inc., ING Funds Distributor, LLC, ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company(36)

(G)	(1)	Agency Agreement dated November 30, 2000 between the Funds and DST Systems, Inc.(20)

		(i)	Amended and Restated Exhibit A, effective September 15, 2008 with respect to the Agency Agreement, dated November 30, 2000, between The Funds and DST Systems, Inc.(43)

	(2)	Transfer Agency Services Agreement dated February 25, 2009 between PNC Global Investment Servicing (U.S.) Inc. and ING Investors Trust(45)

(i)

Amended Exhibit A, effective August 12, 2009 regarding ING Retirement Portfolios with respect to the Agency Agreement, dated February 25, 2009 between PNC Global Investment Servicing (U.S.) Inc. and ING Investors Trust(48)

(H)	(1)	Allocation Agreement dated May 24, 2002 — Fidelity Bond(23)

		(i)	Amended Schedule A, dated May 2007 with respect to the Allocation Agreement — Blanket Bond(42)

	(2)	Allocation Agreement dated May 24, 2002 — Directors & Officers Liability(23)

		(i)	Amended Schedule , dated May 2007 with respect to the Allocation Agreement — Directors and Officers Liability(42)

	(3)	Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2007(36)

		(i)	Amended Schedule A, dated May 2009 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement(46)

	(4)	FT Interactive Data Services Agreement effective as of March 1, 2000(39)

		(i)	Amended Schedule A, dated June 2009 with respect to the FT Fee Allocation Agreement(46)

	(5)	Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007(36)

		(i)	Amended Schedule A and Schedule B, dated May 2009 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement(45)

(I)	(1)	Amended and Restated Expense Limitation Agreement, effective February 25, 2004, restated February 1, 2005, between ING Investments, LLC and ING Investors Trust(25)

(i)

Side Letter Agreement effective June 2, 2008 between ING Investments LLC and ING Investors Trust in regards to lowering the expense ratio for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio, and ING LifeStyle Moderate Portfolio(43)

		(ii)	Amended Schedule A, effective November 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Investors Trust(48)

		(iii)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 25, 2004(46)

	(2)	Amended and Restated Expense Limitation Agreement, effective February 1, 2005, amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust(36)

		(i)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 1, 2005(46)

(ii)

Form of Amended Schedule A, effective November 27, 2009 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Funds Distributor, LLC and ING Investors Trust regarding addition of ADV Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio(47)

(iii)

Amended Schedule A, effective April 30, 2010 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Funds Distributor, LLC and ING Investors Trust(48)

(iv)

Waiver Letter dated April 30, 2010 between Directed Services LLC and ING Investors Trust with regard to ING Marsico International Opportunities Portfolio, ING Franklin Income Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio(48)

		(v)	Side Letter Agreement effective April 30, 2010 between Directed Services LLC and ING Investors Trust with regard to lowering the expense ratio for ING DFA Global All Equity Portfolio(48)

	(3)	Amended and Restated Expense Limitation Agreement, effective January 1, 2005, amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust(36)

(i)

First Amendment dated January 30, 2009 to the Amended and Restated Expense Limitation Agreement effective January 1, 2005, as amended and restated on January 1, 2007 between Directed Services, LLC and ING Investors Trust(48)

		(ii)	Amended Schedule A, effective November 30, 2009 to the Expense Limitation Agreement, ING Investors Trust Operating Expenses Limits(48)

	(4)	Amended and Restated Expense Limitation Agreement, dated September 23, 2005, amended and restated on January 1, 2007 between ING Funds Distributor, LLC and ING Investors Trust(36).

		(i)	First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated September 23, 2005(46)

	(5)	Expense Limitation Agreement, effective September 15, 2008 between Directed Services LLC and ING Investors Trust regarding ING American Funds World Allocation Portfolio(46)

		(i)	Schedule A, effective September 15, 2008 to the Expense Limitation Agreement dated September 15, 2008(46)

		(ii)	First Amendment, effective January 30, 2009 to the Expense Limitation Agreement, dated September 15, 2008(46)

	(6)	Expense Limitation Agreement, effective August 12, 2009 between Directed Services LLC and ING Investors Trust regarding ING Retirement Portfolios(46)

(14)	Consent of independent registered public accounting firm—Filed herein.

(15)	Not applicable.

(16)

Powers of attorney - Filed as an attachment to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A on December 28, 2007 and incorporated herein by reference (File Nos. 033-23512 and 811-05629).

(17)	Not applicable.

(1)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

(2)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

(3)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(4)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

(5)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.

(6)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.

(7)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.

(8)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

(9)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

(10)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.

(11)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.

(12)

Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

(13)

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).

(14)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.

(15)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

(16)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.

(17)

Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512.

(18)

Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512.

(19)

Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512.

(20)

Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512.

(21)	Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512.

(22)	Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512.

(23)	Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(24)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(25)	Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512.

(26)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512.

(27)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512.

(28)	Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512.

(29)	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512.

(30)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512.

(31)	Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512.

(32)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512.

(33)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512.

(34)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006.

(35)	Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007.

(36)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007.

(37)	Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007.

(38)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 27, 2007

(39)	Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 17, 2007

(40)	Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of ING Investors Trust as filed on October 16, 2007

(41)	Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 5, 2007

(42)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008

(43)	Incorporated by reference to Post Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008

(44)	Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009

(45)	Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 30, 2009

(46)	Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 11, 2009

(47)	Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 25, 2009

(48)	Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 29, 2010

ITEM 17. UNDERTAKINGS

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 25th day of October, 2010.

ING INVESTORS TRUST

By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

	President and Chief	October 25, 2010
Shaun Mathews*	Executive Officer and
Interested Trustee

	Senior Vice President	October 25, 2010
Todd Modic*	Chief/Principal Financial
Officer & Assistant Secretary

	Trustee	October 25, 2010
Patricia W. Chadwick*

	Trustee	October 25, 2010
J. Michael Earley*

	Trustee	October 25, 2010
Patrick Kenny*

	Trustee	October 25, 2010
Sheryl K. Pressler*

	Trustee	October 25, 2010
Colleen D. Baldwin*

	Trustee	October 25, 2010
Peter S. Drotch*

	Trustee and Chairman	October 25, 2010
Roger B. Vincent*

	Trustee	October 25, 2010
John V. Boyer*

	Interested Trustee	October 25, 2010
Robert W. Crispin*

*By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Attorney-in-Fact**

**           Powers of attorney for Shaun P. Mathews, Todd Modic and each Trustee — Filed as an attachment to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A on December 28, 2007 and incorporated herein by reference (File Nos. 033-23512 and 811-05629).

Exhibit Index

Exhibit Number	Name of Exhibits
(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Registered Public Accounting Firm